SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
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[ ]   Confidential, for Use of the Commission Only (as permitted by Rule
      14A-6(e)(2))
[ ]   Definitive Proxy statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to 14a-12

                             Cox Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
================================================================================
     (Name of Person(s) Filing Proxy statement if other than the Registrant)

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[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and  0-11.
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         applies:  N/A
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         applies:  N/A
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      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
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                                                         -------
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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)  Amount Previously Paid:        N/A
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                          ----
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
                             COX TECHNOLOGIES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 3, 2000

TO THE SHAREHOLDERS:

         Notice is hereby given that the next annual meeting of shareholders of Cox Technologies, Inc. (the "Company") will be held at the Holiday Inn Airport, 2707 Little Rock Road, Charlotte, North Carolina on Friday, November 3, 2000, at 8:30 a.m. for the following purposes:

                  1. To elect seven directors, each to serve for a one-year term expiring in 2001 or until their successors are elected and qualified;

                  2. To approve the proposal for the Company's 2000 Stock Incentive Plan;

                  3. To approve the proposal to authorize the reincorporation of the Company in North Carolina;

                  4. To ratify the change in and the appointment of Cherry, Bekaert & Holland, L.L.P. as certified independent public accountants for the Company for the fiscal year ending April 30, 2001; and

                  5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed October 12, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting. A list of such shareholders will be available for examination by a shareholder for any purpose germane to the meeting during ordinary business hours at the corporate office of the Company, 69 McAdenville Road, Belmont, North Carolina, during the ten (10) business days prior to the meeting.

                                                  For the Board of Directors



                                                  DR. JAMES L. COX
                                                  Chairman, President and
                                                  Chief Executive Officer
Dated: October 16, 2000

         The form of proxy is enclosed to enable you to vote your shares at the meeting. You are urged to mark, sign, date and return the proxy promptly in the accompanying envelope which requires no postage if mailed in the United States. This is important whether you own few or many shares. Delay in returning your proxy may subject the Company to additional expense. Any person giving a proxy has the power to revoke it at any time prior to its exercise, and if you attend the meeting in person, you may withdraw your proxy and vote your shares in person if you so choose.

                              COX TECHNOLOGIES, INC
                               69 McAdenville Road
                          Belmont, North Carolina 28012
                                 ---------------
                                 Proxy Statement
                                 ---------------
         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cox Technologies, Inc. (the "Company") for use at the annual meeting of shareholders of the Company to be held on Friday, November 3, 2000, at 8:30 a.m., and at any adjournment thereof. Unless the context requires otherwise, all references in this Proxy Statement to the Company refer to Cox Technologies, Inc. and its subsidiaries. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about October 16, 2000.

         Only shareholders of record at the close of business on October 12, 2000 are entitled to vote at the meeting. As of September 15, 2000, the Company had outstanding 24,574,824 shares of Common Stock, which shares constitute the only class of stock of the Company entitled to notice of, and to vote at, the meeting. As of the same date, the Company had approximately 2,060 shareholders of record.

HOW YOU CAN VOTE

         All proxies that are properly executed and received prior to the meeting will be voted at the meeting. If a shareholder specifies how the proxy is to be voted on any of the business to come before the meeting, the proxy will be voted in accordance with such specification. If no specification is made, the proxy will be voted for the election of directors and the approval of proposals two, three, four and five.

         Under rules followed by the National Association of Securities Dealers, Inc., brokers who hold shares in street name for customers have the authority to vote on certain items when they have not yet received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the election of directors. With respect to the other proposals presented to the shareholders, no broker may vote shares held for customers without specific instruction from such customers. A majority of the total outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

REVOCATION OF PROXIES

         Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. It may be revoked:

           o by filing with the Secretary of the Company an instrument of revocation;

           o by presenting at the meeting a duly executed proxy bearing a later date; or

           o  by attending the meeting and electing to vote in person.

REQUIRED VOTES

         Directors are elected by a plurality of the votes cast by the holders of the Common

Stock of the Company at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Pursuant to the provisions of Arizona General Corporation Law and the Company's Bylaws, at each election for directors, every stockholder is entitled to cumulative voting at such election and thus has the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected or to cumulate his or her votes by giving one candidate as many votes as the number of such Directors multiplied by the number that his shares equal, or by distributing the voting of such shares on the same principle among any number of such candidates. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. The affirmative vote of the holders of a majority of the shares present or represented by proxy is required for any other proposals to be taken at the meeting.

         The present officers and directors of the Company, together are entitled to vote shares of the Company's common stock representing approximately 20% of the outstanding shares of voting stock. The present officers and directors have indicated their intent to vote in favor of the election of the nominees for director and in favor of the other proposals described in this proxy statement.

EXPENSE OF SOLICITATION

         The cost of soliciting proxies will be borne by the Company, including expenses incurred in connection with preparing and mailing this proxy statement. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of stock registered in their name and will reimburse them for related expenses, including charges for forwarding proxy material to the beneficial owners of shares held in the name of a nominee. The Company may also retain the services of a proxy solicitation firm. The Company has not made any arrangements to do so as of the date of this proxy statement, and does not presently have estimates as to the cost of such services. The Company expects to solicit proxies primarily by mail, but certain officers and employees of the Company may also solicit in person, by telephone, telegram or other means without additional compensation for their services other than their regular salaries.

SHAREHOLDER PROPOSALS AND NOMINATIONS

         The 2001 Annual Meeting of Shareholders is tentatively scheduled to be held on August 31, 2001. Any shareholder desiring to have a proposal included in the Company's Proxy Statement for its 2001 Annual Meeting must deliver such proposal no later than June 4, 2001.

         The Board of Directors will consider nominees for the Board recommended by shareholders. Recommendations by shareholders must be forwarded to the Secretary of the Company and must identify the nominee by name and provide pertinent information concerning his or her background and experience. A shareholder recommendation must be received at least 90 days prior to the date of the annual meeting of shareholders, which has regularly been held on the second Saturday in November.

         Shareholders should send their proposals and names of proposed nominees to the attention of the Company's Secretary at the Company's corporate office, 69 McAdenville Road, Belmont, North Carolina 28012.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         The Board of Directors currently serve a term of one year. At the annual meeting, seven directors are to be elected to serve until the Company's next annual meeting to be held in November 2001 or until their successors are elected and qualified. They are Dr. James L. Cox, Brian D. Fletcher, Kurt C. Reid, David K. Caskey, Uri M. Dahan, Dr. Michael E. Fonzo, and Dr. George M. Pigott. Each of the seven nominees has consented to being named in the Proxy Statement and to serve if elected. If, prior to the annual meeting, any one of the nominees should become unable to serve, the proxies solicited hereby will be voted for such additional person as shall be designated by the Board. The Board of Directors recommends that the shareholders vote "FOR" the election of the following nominees.

         Set forth below is a table showing the names, ages, terms and positions of the seven nominees for election.

------------------------------------ ---------- -------------- ---------------- ---------------------------------------
               Name                     Age       Director          Term                       Position
                                                    Since          Expires
------------------------------------ ---------- -------------- ---------------- ---------------------------------------
DAVID K. CASKEY                         38          1997            2000        Director, Secretary and Treasurer of
                                                                                the Company

DR. JAMES L. COX                        56          1995            2000        Director, Chairman, President and
                                                                                Chief Executive Officer of the Company

URI M. DAHAN                            40          1999            2000        Director, Senior Vice President -
                                                                                Engineering of the Company

BRIAN D. FLETCHER                       38          2000            2000        Director, Chief Operating Officer of
                                                                                the Company

DR. MICHAEL E. FONZO                    61          1997            2000        Director

DR. GEORGE M. PIGGOT                    72          1997            2000        Director

KURT C. REID                            40          2000            2000        Director, Chief Operating Officer of
                                                                                the Company
------------------------------------ ---------- -------------- ---------------- ---------------------------------------

Biography of Director Nominees

DAVID K. CASKEY has been the Secretary and Treasurer of the Company since 1996 and has been a director of the Company since November 1997. Mr. Caskey earned his B.A. degree from Long Beach State University and has been with the Company since 1987. Mr. Caskey is the brother-in-law of Dr. Cox.

DR. JAMES L. COX has served as President and Chief Executive Officer since November 1997. Dr. Cox served as President and Chief Operating Officer from August 1, 1995 to November 1997. In November 1998, Dr. Cox was elected Chairman of the Board. Dr. Cox holds a Ph.D. from Stanford University and has held various teaching and research positions with Duke University, Stanford Research Institute and University of California, Santa Barbara.

URI M. DAHAN has been the Senior Vice President - Engineering of the Company since October 1999 and has been a director of the Company since November 1999. Since 1993, Mr. Dahan was a designer and engineer for manufacturing of temperature monitoring systems. Mr. Dahan holds two engineering degrees, an M.S. in Manufacturing from Boston University and a B.S. in Industrial Engineering from Northwestern University.

BRIAN D. FLETCHER has been a Chief Operating Officer and a director of the Company since March 2000. Since 1995, Mr. Fletcher has been a private investor. Mr. Fletcher is a Managing Director of Technology Investors, LLC, a group that has provided financing for the Company. He also serves as a director of Piedmont Bank where he is Chairman of the Investment Committee and a member of the Executive Committee and the Compensation Committee. Mr. Fletcher earned his B.S. degree from Rockhurst College.

DR. MICHAEL E. FONZO has been a director of the Company since November 1997. Dr. Fonzo is the director of International Sales of FAB-COM Machinery, a manufacturer of textile finishing machinery. Dr. Fonzo attended Catholic University, Chile, where he earned his M.S. degree.

DR. GEORGE M. PIGOTT has been a director of the Company since November 1997. Since 1957 to the present, Dr. Pigott is President and a director of Sea Resources Engineering, Inc. From 1985 to 1999, Dr. Pigott was Professor of Food Engineering and was director of the Institute for Food Science and Technology, School of Fisheries, College of Ocean and Fishery Sciences at the University of Washington. Dr. Pigott is also a director of Classic Seafoods, Inc. and Perfection Food, Inc.

KURT C. REID has been a Chief Operating Officer and a director of the Company since March 2000. Since 1995, Mr. Reid has been a private investor. Mr. Reid is a Managing Director of Technology Investors, LLC, a group that has provided financing for the Company. Mr. Reid earned his B.S. degree from Southern Illinois University at Carbondale.

Involvement in Certain Legal Proceedings

         Mr. Dahan and another senior executive of the Company, Mohamed Hassim, Vice President, Information Systems are involved in a pending lawsuit in the U.S. District Court for the Western District of Washington State, Cause No.:
C99-1919C, entitled Ryan Instruments, L.P. vs. Finch Systems of Winona, Inc., et al., filed on April 1, 1999. The plaintiff, Ryan Instruments, a competitor of the Company, has claimed Sharpturn Technologies, Inc., one of the defendants in the lawsuit, entered into a development agreement on May 22, 1998 with Ryan Instruments to design, develop and test data loggers and an exclusive sales agreement to sale the data loggers to Ryan Instruments. On March 29, 1999, Sharpturn terminated the development agreement as a result of Ryan Instruments' failure to make a requested payment. Also on March 29, 1999, Sharpturn ceased operations and terminated its employees, inclulding Mr. Dahan and Mr. Hassim. Ryan instruments claims exclusive intellectual property rights to the data loggers developed by Sharpturn, and Sharpturn disputes Ryan

Instruments claim to the data logger technology. Mr. Dahan and Mr. Hassim have sought to dismiss the suit for lack of personal jurisdiction. Sharpturn filed a Chapter 7 Petition in the United States Bankruptcy Court in Massachusetts on July 29, 1999. The Bankruptcy petition was dismissed on January 18, 2000. The Company has agreed to pay all legal expenses associated with these proceedings. While management is not certain of the outcome of these proceedings, the Company is of the opinion that there will be no material adverse effect to the Company.

       COMMON STOCK OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Set forth below is the number of shares of Common Stock of the Company owned by certain beneficial owners, the directors, the Chief Executive Officer, the other executive officers named in the Summary Compensation Table, and the directors and executive officers as a group, on September 15, 2000.

                                                                                                             Percent
                                                                                                                of
Name                                                                                    Shares (1)            Class
----                                                                                    ----------            -----
David K. Caskey ...............................................                           3,811                 *
James L. Cox ..................................................                       7,080,279(2)            20.8%
Uri M. Dahan ..................................................                            -                    *
Robert W. Dupree ..............................................                         704,000                2.1%
Brian D. Fletcher .............................................                       2,803,000(3)             8.4%
Michael E. Fonzo ..............................................                          20,000                 *
George M. Pigott ..............................................                          20,000                 *
Kurt C. Reid ..................................................                       2,800,000(4)             8.4%
Technology Investors, LLC......................................                       2,000,000(5)             5.9%
Vitsab, AG ....................................................                       3,203,196(6)             9.4%
Directors and executive officers
  as a group (12 persons) .....................................                      13,476,710(7)            40.6%

---------------
     * Indicates beneficial ownership of less than 1% of the shares of Common Stock of the Company outstanding on September 15,2000.
    (1)  Includes shares, if any, held by each person's spouse.
    (2) Dr. Cox owns 3,280,279 shares directly, and 800,000 shares are owned by a trust over which Dr. Cox has investment and voting power. Includes a warrant to purchase 2,500,000 shares. Includes options to purchase 500,000 shares.
    (3) Mr. Fletcher owns 3,000 shares directly. Includes options to purchase 800,000 shares. Includes 2,000,000 shares beneficially owned through Technology Investors, LLC.
    (4) Mr. Reid has options to purchase 800,000 shares. Includes 2,000,000 shares beneficially owned through Technology Investors, LLC.
    (5) The address for Technology Investors, LLC is 191 Bridgeport Drive, Mooresville, North Carolina.
    (6)  The address for Vitsab, AG is Stenxegatan 21, S-213 76 Malmo, Sweden.
    (7)  Includes warrants and options to purchase 8,630,000 shares.


                             THE BOARD OF DIRECTORS

         The business of the Company is managed under the direction of the Board. The Board meets regularly during the year to review the Company's operations, strategic and business plans, major capital appropriations and other significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when important matters require Board action. Members of senior management attend Board meetings on an as needed basis to discuss the progress and plans relating to their areas of responsibility. During the fiscal year ended April 30, 2000, there were 2 meetings of the Board. Each incumbent director attended at least 75 percent of the aggregate of the number of board meetings.

         There are no standing committees of the Board of Directors.

COMPENSATION OF DIRECTORS

         During fiscal 2000, the Board of Directors was not compensated for their services. All directors are reimbursed in cash for their reasonable out-of-pocket expenses incurred in connection with their attendance at Board meetings. Directors who are employees of the Company do not receive compensation for service on the Board other than their compensation as employees.

SECTION 16(A) BENEFICAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of Common Stock. Officers, directors and greater than 10% beneficial owners are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during fiscal 2000, all filing requirements under Section 16(a) applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

         The Summary Compensation Table below includes compensation paid by the Company for services rendered for the fiscal years ended April 30, 2000, 1999 and 1998 for the Chief Executive Officer and Chief Financial Officer as determined by total salary and bonus payments. No other officer received compensation in excess of $100,000, and the Company does not currently have a stock option plan or any long-term incentive plans.

             Report of Board of Directors on Executive Compensation

         The Company's Board of Directors approves all compensation decisions with regard to executive officers, including the Chief Executive Officer. The Board is responsible for the establishment of all compensation and benefit programs, as well as the overall monitoring of those programs. The Company's compensation philosophy and executive compensation programs are discussed in this report.

         Executive Compensation Philosophy. In general, executive officers who are in a position to make a substantial contribution to the success and growth of the Company should have interests similar to those of the shareholders. Executive officers should be motivated by and benefit from increased shareholder value. Therefore, the Company believes that executive officers should hold a meaningful equity position in the Company through the purchase of common stock or the award of options to purchase common stock. The Company's Board of Directors believes that the executive compensation program must be competitive with those of other companies of comparable size and complexity in order to attract, retain and motivate talented individuals.

         Executive Compensation Program. The Company's compensation program has consisted of base salary. The Board of Directors has approved, and are submitting a proposal to create long-term incentives, generally in the form of options to purchase common stock.

         Base Salary. The Board of Directors generally reviews and determines the relative levels of base salary for executive officers on an annual basis. In determining the levels of base salary for an executive officer, except with respect to the Chief Executive

Officer, the Board of Directors considers relative levels of responsibility and individual and Company performance. The Board believes that base salaries of the Company's executive officers are below average relative to its national and regional peer companies. As the Company continues its growth, the Board will continue to review the base salary levels of executive management to bring them more in line with national and regional peer companies.

         Chief Executive Officer Compensation. Dr. Cox served as Chief Executive Officer in fiscal year 2000. The Board of Directors determined Dr. Cox's base salary after evaluating a number of factors, including salaries of chief executive officers of companies of comparable size in the industry, his performance and the Company's performance generally. Dr. Cox's base salary in fiscal 2000 was $134,575.

         Dr. Cox's base salary and annual incentive award for future years will be determined by a Compensation Committee based upon such factors as the Compensation Committee deems to be appropriate.

            Compensation Meeting Interlocks and Insider Participation

         During the fiscal year ended April 30, 2000, Dr. Cox and Mr. Dupree participated in deliberations of the Board of Directors concerning executive officer compensation.

                           Summary Compensation Table

                                            Annual Compensation
                                         --------------------------          All Other
Name and Principal Position              Year   Salary        Bonus      Compensation (1)
---------------------------              ----   ----------  -------      ----------------
James L. Cox                             2000   $134,575    $  -             $2,679
  Chairman, President and                1999    133,000       -               -
  Chief Executive Officer                1998    100,000      2,594            -

Robert W. Dupree                         2000    100,000       -               -
  Chief Financial Officer                1999    100,000       -               -
                                         1998    100,000       -               -

(1) For the years indicated, consists of contributions by the Company to the executive's account under the Companys's tax-qualified Section 401-K retirement plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In March 2000 the Company entered into an agreement with Technology Investors, LLC ("TI") whereby the Company issued to TI a 10% subordinated convertible promissory note due March 2005 in the amount of $2,500,000 for cash. The principal amount of the note and interest accrued thereon are convertible, at the option of holder into 2,000,000 shares of the Company's Common Stock at a conversion price of $1.25 per share. Two individuals, Mr. Brian D. Fletcher and Kurt C. Reid are the sole managers of TI and share voting and dispositions power with respect to the Common Stock issuable upon conversion of the note. In connection with TI's purchase of the note, Mr. Fletcher and Mr. Reid each received an option to purchase notes with terms substantially similar to those of the note referred to above in the aggregate principal amount of up to $500,000. In addition, Mr. Fletcher and Mr. Reid were named directors of the Company. The Company has agreed to nominate Mr. Fletcher and Mr. Reid for three consecutive terms on the Board of Directors.

         Mr. Fletcher and Mr. Reid were also both retained as consultants to the Company. In connection for their services they each will receive compensation of $1 annually and immediately exercisable options to purchase 300,000 shares of Common Stock at an exercisable price of $1.25 per share for a period of up to 10 years.

                               PERFORMANCE GRAPH

         The line graph set forth below charts performance (on an annual basis) of an investment in the Company's Common Stock against each of the NASDAQ Composite Index, an SIC Code Index and Berry Petroleum Company's Common Stock, in each case assuming an investment of $100 on April 30, 1995 through April 30, 2000. The following graph is presented pursuant to rules of the Securities and Exchange Commission. The Company will discontinue using the Berry Petroleum Company Common Stock as a comparison as the Company is of the opinion that this entity is not a valid comparison. The Company will now compare its performance against the SIC Code Index, to which it belongs, as the Company is of the opinion that this is a more meaningful measure. The stock price performance comparisons below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such acts. While total stockholder return is an important criterion of corporate performance, it is subject to the vagaries of the equity market, which affect common stock price performance. There can be no assurance that the Company's Common Stock price performance will continue into the future with the same or similar trends depicted in the graph below. As of April 28, 2000, the closing price of the Company's Common Stock was $1.50. As of September 28, 2000, the closing price of the Company's Common Stock was $1.03.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN graph appears here. Plot points are as follows:

                                          Cumulative Total Return
                                          -----------------------
                               4/95    4/96    4/97    4/98    4/99   4/00
                                ---     ---     ---     ---     ---    ---

Cox Technologies, Inc.          $100    $136    $152    $164   $244   $600
NASDAQ Composite Index          $100    $142    $150    $223   $300   $457
SIC Code Index                  $100    $124    $147    $183   $185   $178
Berry Petroleum Company         $100    $129    $159    $168   $145   $187


                                 PROPOSAL NO. 2
                PROPOSAL TO APPROVE THE 2000 STOCK INCENTIVE PLAN

INTRODUCTION

         There will be presented to the annual meeting a proposal that the shareholders approve the 2000 Stock Incentive Plan. The purpose of the 2000 Stock Incentive Plan is to further the long term stability and financial success of the Company by attracting and retaining employees and consultants through the use of stock-based incentives, and to provide non-employee members of the Company's Board of Directors with an additional incentive to promote the success of the Company. The 2000 Stock Incentive Plan is set forth as Appendix B. The following summary of the 2000 Stock Incentive Plan is qualified in its entirety by reference to Appendix B.

ELIGIBILITY

         All present and future employees and consultants of the Company that the Compensation Committee determines to have contributed or who can be expected to conribute significantly to the Company will be eligible to receive incentive awards under the 2000 Stock Incentive Plan. The Compensation Committee has the power and complete discretion to select eligible employees and consultants to receive awards, and to determine the type, terms and conditions of the awards. The Compensation Committee may delegate to the President the power to select which employees will receive awards, the type of awards, the time when awards are granted, the number of shares of Common Stock allocated to awards and the terms of awards, except to the extent that such a delegation would prevent compliance with applicable federal securities or tax laws, or other applicable laws or regulations. Action taken by the President pursuant to such a delegation must be ratified by the Compensaton Committee. The Company has not determined how many employees, consultants and non-employee directors who would currently be eligible to receive awards under the 2000 Stock Incentive Plan.

AMOUNT OF STOCK AVAILABLE FOR AWARDS

         The number of shares of the Company's Common Stock for which incentive awards may be granted under the 2000 Stock Incentive Plan is limited to 8,000,000, which is approximately 33% of the number of shares outstanding at September 15, 2000. This limit, the option exercise prices, the terms of incentive awards and the number of shares subject to outstanding options, will be appropriately adjusted by the Compensation Committee for stock dividends, stock splits, recapitalization, mergers, combinations of shares and other changes affecting the Company's Commom Stock. Shares subject to options that expire or terminate without being exercised may again be subjected to incentive awards under the 2000 Stock Incentive Plan. Stock options, stock appreciation rights and restricted stock may be granted under the 2000 Stock Incentive Plan. No more than 800,000 shares of common stock may be allocated to the options or stock appreciation rights that are granted to any individual employee during any single taxable year of the Company.

         The Company's stock is listed on NASDAQ over-the-counter bulletin board. On September 28, 2000 the closing price of the Company's stock was $1.03.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

         The Compensation Committee may grant stock options to eligible employees and consultants, and establish the terms and conditions for exercising a stock option. Stock options may be either incentive stock options (which are subject to favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended) or non-qualified stock options (which are not subject to such treatment). Incentive stock options may be granted to employees. Stock appreciation rights may be granted with respect to all or any part of a stock option, and also are subject to terms and conditions set by the Compensation Committee. Stock appreciation rights may be granted in connection with a stock option or in a separate incentive award. Stock appreciation rights may only be granted to emoloyees.

         The exercise price of a nonqualified stock option granted to an employee must be at least 85% of (i) the closing price of the Company's Common Stock on the date of determination if the stock is traded on a national securities exchange or quoted on the Nasdaq National Market, or (ii) the average of the highest and lowest reported sale prices per share for the Company's Common Stock on the date of determination if the stock is not listed on a national exchange or quoted on the Nasdaq National Market (the "Fair Market Value"). The exercise price of an incentive stock option must be at least 100% of the Fair Market Value (or 110% of Fair Market Value in the case of a grant to an employee who is a 10% shareholder of the Company). The value of incentive stock options that can be exercised by an employee in any calendar year is limited to $100,000.

         The Compensation Committee may grant a stock appreciation right in connection with all or any part of a stock option. A stock appreciation right entitles the employee to receive an amount equal to the excess of (i) the Fair Market Value of the Common Stock covered by the stock appreciation right over
(ii) the price of the Common Stock on the date of the stock appreciation right was granted. The stock appreciation right can be paid in stock or cash, or both.

         The 2000 Stock Incentive Plan also provides that, subject to shareholder approval, each non-employee director of the Company will receive an option to purchase 5,000 shares on November 3, 2000 and an option to purchase 5,000 shares at each annual Board of Directors meeting thereafter. Each person who becomes a non-employee director after November 3, 2000 will receive a nonqualified option as of the date they become a director for a number of shares of Common Stock to be determined by the Board in its discretion. The exercise price of the options per share will be 100% of the Fair Market Value.

         If an optionee ceases to serve as a director of the Company after the option becomes exercisable in whole or in part, the option will terminate ninety
(90) days after the date of termination of the director's service as a director, or on expiration of the option, whichever is earlier. However, an option transferred on account of a director's death may be exercised by the director's personal representative during the one year period following his or her death to the extent the option was exercisable as of the date of his or her death or on expiration of the option, whichever is earlier.

RESTRICTED STOCK

         The Compensation Committee may also grant shares of common stock that are subject to certain terms and conditions (the "Restricted Stock"). Employees who receive Restricted Stock may not sell or transfer the Restricted Stock until the restrictions have been met, and if the restrictions are not met, the Restricted Stock will be forfeited. Unless otherwise provided in the Restricted Stock Agreement, a stockholders' agreement or any other agreement, a holder of Restricted Stock will have all the rights of a Company shareholder holding the same class or series of common stock, including the right to vote the shares and the right to receive cash dividends and distributions.

FEDERAL INCOME TAX CONSEQUENCES

         A participant generally will not incur federal income tax when he or she is granted a nonqualified stock option, an incentive stock option or a stock appreciation right. Upon exercise of a nonqualified stock option or a stock appreciation right, the participant will be treated in most circumstances, as having received ordinary income equal to the difference between the fair market value of the common stock on the date of the exercise and the exercise price. This income is subject to income tax withholding by the Company. When a participant exercises an incentive stock option, he or she generally will not recognize taxable income, unless the participant is subject to the alternative minimum tax, subject to satisfying applicable holding period requirements.

         A participant will generally not incur federal income tax when he or she is granted restricted stock. When the restrictions imposed on the restricted stock lapse, the participant will be treated as having received ordinary income equal to the fair market value of the restricted stock on the date the restrictions lapsed. A participant may make a special election under the Code to be taxed on the fair market value of the restricted stock at the time the restricted stock is granted. If such an election is made, the participant generally will not be taxed when the restrictions on the restricted stock later lapse. Income recognized by a participant in connection with restricted stock is subject to income tax withholding by the Company.

         The Company usually will be entitled to a business expense deduction at the time and in the amount that the recipient of an award recognizes ordinary income. As stated above, this usually occurs upon exercise of nonqualified stock options and stock appreciation rights, and upon the lapse of restrictions on restricted stock. No deduction is allowed in connection with an incentive stock option unless the employee disposes of the common stock received upon exercise in violation of certain holding period requirements. There also may be circumstances when a deduction is not allowed for certain transfers of common stock or payments to participants upon the exercise of an award that has been accelerated as a result of a change of control.

         This summary of federal income tax consequences of stock options, stock appreciation rights and restricted stock is not complete. State, local and federal income taxes may also be applicable to these transactions.

COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE")

         Section 162(m) of the Code imposes a $1,000,000 limit on the amount of the annual compensation deduction allowable to publicly-held company with respect to its CEO and each of its other four most highly compensated officers. An exception to this limit is provided for performance-based compensation if certain requirements are met. The 2000 Stock Incentive Plan permits the Compensation Committee to grant nonqualified stock options and stock appreciation rights that will qualify for this exception from the deduction limit, as will incentive stock options to the extent ordinary income is recognized under such options.

ADMINISTRATION

         The Compensation Committee will administer the 2000 Stock Incentive Plan. The 2000 Stock Incentive Plan may be terminated, modified or amended by the shareholders of the Company. The Board of Directors may also terminate the 2000 Stock Incentive Plan or modify or amend it in certain respects as set forth in the 2000 Stock Incentive Plan. The plan will terminate automatically on November 1, 2010.

2000 STOCK INCENTIVE PLAN BENEFITS

                               Number of Shares
                                  Underlying       Number of Shares
                                   Initial            Underlying         Exercise Price
                               Automatic Option    Annual Automatic       Per Share of
  Name and Position                Grant             Option Grant        Option Grant ($)

Dr. Michael E. Fonzo                5,000               5,000                 (1)

Dr. George M. Piggot                5,000               5,000                 (1)

Non-Employee Director Group        10,000              10,000                 (1)

1. The exercise price will be the Fair Market Value of the Company's Common Stock on the date of grant of the option.

         The Board recommends a vote "FOR" Proposal No. 2.

                                 PROPOSAL NO. 3
                      PROPOSAL TO REINCORPORATE THE COMPANY
                                IN NORTH CAROLINA

INTRODUCTION

         The Board of Directors has unanimously approved and recommends for shareholder approval, the change of the Company's state of incorporation from Arizona to North Carolina. The Board of Directors believes the change in domicile to be in the best interests of the Company and its shareholders as the Company's principal offices are in North Carolina. The transaction will not result in any change in the business, management, assets, liabilities or net worth of the Company. The proposed transaction and its effects are summarized below.

THE REINCORPORATION MERGER

         The proposed reincorporation would be accomplished by merging the Company (the "Arizona Company") into a newly-formed North Carolina corporation which, just before the merger, will be a wholly owned subsidiary of the Company (the "North Carolina Company"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached as Appendix C hereto. On the effective date of the merger, the North Carolina Company's name will be changed from "Cox Merger Sub, Inc." to "Cox Technologies, Inc."

         The reincorporation will not result in any change in the Company's business, assets, liabilities or management, will not cause its principal facilities to be moved and will not result in any relocation of management or other employees.

         The reincorporation will not result in a change in any shareholder's pro rata ownership of the Company. Following the effectiveness of the proposed reincorporation, each outstanding share of common stock of the Arizona Company will automatically convert into one share of common stock of the North Carolina Company, and shareholders of the Arizona Company will automatically become shareholders of the North Carolina Company. On the effective date of the reincorporation, the number of outstanding shares of common stock of the North Carolina Company will be equal to the number of shares of common stock of the Arizona Company outstanding immediately prior to the effective date of the reincorporation.

         In addition, each outstanding option or right to acquire shares of common stock of the Arizona Company will be converted into an option or right to acquire an equal number of shares of common stock of the North Carolina Company, under the same terms and conditions as the original options or rights. All of the Arizona Company's employee benefit plans, including the 2000 Stock Incentive Plan if approved by the shareholders at the annual meeting, will be continued by the North Carolina Company following the reincorporation. Shareholders should note that approval of the proposed reincorporation will constitute approval of the adoption and assumption of those plans by the North Carolina Company.

         IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF THE NORTH CAROLINA COMPANY; OUTSTANDING STOCK CERTIFICATES OF COX TECHNOLOGIES, INC. SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.

         The common stock of the Company will continue to be traded on the OTC Bulletin Board, and the existing stock certificates will be considered as constituting "good delivery" in transactions subsequent to the reincorporation.

         Under Arizona law, the affirmative vote of a majority of all votes entitled to be cast by the holders of the outstanding shares of the Company's capital stock is required for approval of the reincorporation. If approved by the shareholders, it is anticipated that the reincorporation would be completed as soon thereafter as practicable. The reincorporation may be abandoned or the Merger Agreement may be amended (with certain exceptions), either before or after shareholder approval has been obtained, if in the opinion of the Board of Directors, circumstances arise that make such action advisable; provided that any amendment that would effect a material change from the charter provisions discussed in this proxy statement would require further approval by the holders of a majority of the outstanding shares of the Company's capital stock.

SIGNIFICANT CHANGES CAUSED BY REINCORPORATION

         In general, the Company's corporate affairs are governed at present by the corporate law of Arizona, the Company's state of incorporation, and by the Company's Articles of Incorporation and the Bylaws, which have been adopted pursuant to Arizona law (the "Arizona Articles" and the "Arizona Bylaws"). The Company's Arizona Articles and Arizona Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained, free of charge, by writing to the Company at 69 McAdenville Road, Belmont, North Carolina 28012, Attention: Corporate Secretary, or by calling (704) 825-8146, ext. 277.

         If the reincorporation proposal is adopted, the Arizona Company will merge into, and its business will be continued by, the North Carolina Company. Following the merger, issues of corporate governance and control would be controlled by North Carolina, rather than Arizona law. The Arizona Articles and Arizona Bylaws, will, in effect, be replaced by the Articles of Incorporation of the North Carolina Company (the "North Carolina Articles") and the Bylaws of the North Carolina Company (the "North Carolina Bylaws"), copies of which are attached to this Proxy Statement as Exhibits D and E hereto. Accordingly, the differences among these documents and between North Carolina and Arizona law are relevant to your decision whether to approve the reincorporation proposal.

         A number of differences between Arizona and North Carolina law and among the various governing corporate documents are summarized below. Shareholders are requested to read the following summary in conjunction with the Merger Agreement, the North Carolina Articles and the North Carolina Bylaws attached to this proxy statement.

PREFERRED STOCK

         Both the Arizona Articles and the North Carolina Articles provide that the Company shall have the authority to issue 100,000,000 shares of common stock. The North Carolina Articles also provide that the Company shall have the authority to issue 20,000,000 shares of preferred stock. The Arizona Articles contain no such provision. The North Carolina Articles further provide that the Board of Directors may determine, in whole or in part, the preferences, limitations and relative rights (within the limits set forth by the North Carolina Business Corporation Act) of (a) any class of shares before the issuance of any shares of that class, or (b) one or more series within a class before the issuance of any shares of that series. Thus, the Board of Directors shall have the sole discretion and authority without the approval of the shareholders to establish different series of preferred stock and may attach any preferences or limitations or rights for each series as the Board of Directors may deem advisable. This will allow the Board of Directors to establish terms for a specific series of preferred stock that ordinarily would require your approval for the proposed amendment and in some circumstances, might (a) confer upon you dissenters' rights if the proposed amendment were submitted for your approval or (b) make a proposed hostile acquisition of the Company more difficult.

ELECTION OF DIRECTORS

         Arizona law requires cumulative voting in the election of directors and permits classification of the Board of Directors if provided in the Articles of Incorporation. As a result of cumulative voting, shareholders holding a significant minority percentage of the outstanding shares entitled to vote in the election of directors may be able to ensure the election of one or more directors. The Arizona Bylaws provide that the number of directors shall be not less than two and not more than fifteen, with the exact number being fixed by the Board of Directors. For example, in the current situation of the Company whereby the election of seven directors is sought under Arizona law, those shareholders holding in the aggregate at least 14.28% of the outstanding voting stock (assuming all shares of voting stock are voted) could, through the concentration of their votes, assure the election of one director. If only 70% of the shares of outstanding voting stock are voted, those shareholders holding in the aggregate at least 10% of the outstanding voting stock could, through the concentration of their votes, assure the election of one director.

         Under North Carolina law, cumulative voting is not required. The North Carolina Articles do not provide for cumulative voting. As a result, the holder or holders of a majority of the shares entitled to vote in an election of directors will be able to elect all directors then being elected, and holders of a substantial number of shares of voting stock, perhaps as many as 49.9% of the outstanding shares entitled to vote in the election of directors, may not have enough voting power to elect any directors.

LIMITATION ON LIABILITY

         Both North Carolina and Arizona law provide that a director is not liable for any action taken as a director, or any failure to take any action, if the director's duties were performed in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances, and in a manner reasonably believed to be in the best interests of the corporation. Also, both Arizona and North Carolina law provide that a corporation's articles of incorporation may include a provision limiting or eliminating the personal liability of a director for monetary damages for breach of any duty as a director, except for certain enumerated actions including unlawful distributions and transactions from which the director derived an improper personal benefit. The Arizona Articles contain no such provision, but the North Carolina Articles provide that a director of the Company shall not be personally liable for monetary damages for breach of any duty as a director except and only to the extent applicable law restricts the effectiveness of such provision.

INDEMNIFICATION

         Both Arizona law and North Carolina law provide that a corporation may indemnify a director or officer of the corporation, or a person who was serving at the corporation's request as a director, officer, partner, trustee, employee or agent of another enterprise or employee benefit plan, provided that the person (a) acted in good faith, (b) reasonably believed, in the case of conduct in his official capacity with the corporation, that the conduct was in the best interests of the corporation and, in all other cases, that his conduct was at least not opposed to the corporation's best interests, and (c) in the case of criminal proceedings, had no reasonable cause to believe the conduct was unlawful. No indemnification of an officer or director may be made in connection with a proceeding (i) by or in the right of the corporation in which the person has been adjudged to be liable to the corporation, except for reasonable expenses incurred in connection with the proceeding or (ii) in connection with any other proceeding in which the person was adjudged liable on the basis that a financial benefit was improperly received by such person.

         Under both Arizona and North Carolina law, to the extent that an officer or director has been successful in the defense of the proceeding, he must be indemnified by the corporation for expenses reasonably and actually incurred. Under Arizona law (but not under North Carolina law), special rules apply to "outside directors" who are neither officers, directors nor five-percent shareholders. Unless a court has determined before payment that an outside director failed to meet the statutory standard of conduct, an outside director must be indemnified against liability and his expenses must be paid in advance of a final disposition upon receipt from such outside director of a written affirmation of his good faith belief that he has met the statutory standard of conduct and an undertaking to repay the advance if it is ultimately determined that he did not meet such standard.

         Unless ordered by a court that the person is entitled to mandatory indemnification, or that such person is entitled to indemnification whether or not he has met the statutory standard of conduct or has been adjudged liable (in which case court ordered indemnification is limited to reasonable expenses), indemnification may be made under both Arizona and North Carolina law only upon a determination that the person has met the statutory standard of conduct. This determination is made by (i) a majority vote of the directors not at the time parties to the proceeding, (ii) special legal counsel appointed by majority vote of the disinterested directors, or, if there are no disinterested directors, by majority vote of the board, or (iii) by the shareholders, provided that shares owned by or voted under the control of directors who are at the time parties to the proceeding shall not be voted on the determination.

         North Carolina law provides that, unless the articles of incorporation state otherwise, an officer of the corporation is entitled to mandatory indemnification and is entitled to apply for court-ordered indemnification, in each case to the same extent as a director. In addition, neither Arizona nor North Carolina law limits a corporation's power to further indemnify and advance expenses to employees, agents or officers who are not acting as directors, subject to certain limitations.

         Both the Arizona and the North Carolina Bylaws provide that directors and officers of the Company shall have a right to be indemnified to the fullest extent permitted by law.

SPECIAL MEETINGS OF SHAREHOLDERS

         Arizona law provides that special meetings of the shareholders of a corporation other than an "issuing public corporation" may be called by the board of directors or such other persons as may be authorized in the articles of incorporation or the bylaws. Arizona law provides that special meetings of the shareholders of an "issuing public corporation" may be called by the president, the secretary or two or more directors, by any person authorized in the articles of incorporation or bylaws to call special meetings or by a shareholder or shareholders holding 10% or more of the voting power of all shares, except that a special meeting for the purpose of considering any action to directly or indirectly facilitate or effect a "business combination" (as defined in the Arizona law), including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by 25% or more of the voting power of all shares. An "issuing public corporation" is defined in the Arizona law as a corporation that has a class of equity securities registered pursuant to Section 12 of the Exchange Act of 1934 or is subject to Section 15(d) of the Exchange Act or has elected to be treated as an issuing public corporation and which either (i) is incorporated under the laws of Arizona; or
(ii) has its principal place of business or its principal executive office located in Arizona and owns or controls assets located within Arizona that have a fair market value of at least $1 million and has more than 500 employees residing in Arizona. The Company is an issuing public corporation.

         The Arizona Bylaws provide that special meetings of the shareholders may be called by the Board of Directors, the Chairman of the Board, the President of the Company or by the written demand of the holders of ten percent (10%) of all issued and outstanding shares of stock, regardless of class.

         Under North Carolina law a special meeting of the shareholders may be called (a) by the board of directors or such person or persons as may be authorized by the articles of incorporation or the bylaws, or (b) within 30 days after written demand by the holders of at least ten percent (10%) of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting, except however that, unless otherwise provided in the articles of incorporation or bylaws, the call of a special meeting by shareholders is not available to the shareholders of a public corporation.

         The North Carolina Bylaws provide that special meetings of the shareholders may be called only by the Board of Directors, the Chairman of the Board or the President of the Company.

LIMITATION ON SHARE REPURCHASE

         Under Arizona law, an issuing public corporation may not purchase or agree to purchase any shares from a beneficial owner of more than 5% of the voting power of the issuing public corporation for more than the "average market price" (as defined) of the shares if the shares have been beneficially owned by the beneficial owner for less than three years unless either (i) the purchase or agreement to purchase is approved at a meeting of shareholders by the affirmative vote of the holding of a majority of the voting power of all shares excluding shares beneficially owned by the beneficial owner or its affiliates or associates or by any officer or director of the issuing public corporation; or
(ii) the issuing public corporation makes an offer, of at least equal value per share, to all holders of shares of such class or series and to all holders of any class or series into which the shares may be converted. North Carolina law does not contain a similar provision.

COMPENSATION AGREEMENTS

         Arizona law provides that during any tender offer or request or invitation for tenders of any class or series of shares of an issuing public corporation, the issuing public corporation may not enter into or amend agreements containing the provisions that increase the current or future compensation of any officer or director of the issuing public corporation, other than routine increases in compensation or other routine compensation agreements undertaken in the ordinary course of the issuing public corporation's business. North Carolina law does not contain a similar provision.

CONTROL SHARE ACQUISITIONS

         Arizona law and North Carolina law each contain a provision (the "Control Share Acquisitions Provision") that generally apply when any person or group of persons (a "Purchasing Person") acquires shares of an issuing public corporation that, when added to all other shares of the corporation beneficially owned by the Purchasing Person, would result in the percentage of the corporation's voting power that the Purchasing Person is entitled to exercise, or direct the exercise, being increased above certain specified levels (one-fifth, one-third or a majority) of the shares of the corporation. Under Arizona law, the Purchasing Person will not have the right to vote the shares in excess of that level (the "Excess Shares"), except for the election of directors, unless such voting rights are approved by the holders of a majority of the voting power of all shares, excluding all shares beneficially owned by the Purchasing Person or its affiliates or associates or by any officer or director of the issuing public corporation. Under North Carolina law, the Purchasing Person will not have the right to vote the Excess Shares for any reason, including the election of directors, unless such voting rights are approved by the holders of a majority of the voting power of all shares, excluding all shares beneficially owned by the Purchasing Person or its affiliates or associates or by any officer or director of the issuing public corporation.

         In addition, under Arizona law, unless otherwise provided in the articles of incorporation or in bylaws approved by the shareholders, the issuing public corporation may call for redemption of all but not less than all of the Excess Shares at a redemption price equal to the market value of the shares at the time the call for redemption is given if either (i) the Purchasing Person fails to deliver certain written information to the issuing public corporation by the tenth day after crossing the specified level; or (ii) the shareholders vote not to accord voting rights to such shares.

         Under North Carolina law, unless otherwise provided in the articles of incorporation or in bylaws approved by the shareholders, if the Excess Shares are accorded voting rights and the holders of the Excess Shares have a majority of all voting power for the election of directors, all shareholders of the company (other than holders of the Excess Shares) have the right to have their shares redeemed by the corporation at the fair value of those shares.

         The Arizona Company has not opted out of the Arizona Control Share Acquisitions Provision, whereas the North Carolina Articles provide that the North Carolina Control Share Acquisitions Provision shall not apply to the North Carolina Company.

BUSINESS COMBINATIONS

         Arizona law contains a provision (the "Arizona Business Combinations Provision") which provides that, subject to certain exceptions specified therein, an issuing public corporation may not engage in certain business combinations with respect to, proposed by or on behalf of or pursuant to any agreement, arrangement or understanding with any "interested shareholder" (as defined below) of the corporation or any affiliate or associate of the interested shareholder for a three-year period following the date that such shareholder becomes an interested shareholder unless prior to such date (the "Shares Acquisition Date") a committee comprised of the disinterested directors approved either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder.

         After such three-year period, the issuing public corporation may engage in such transactions only if (i) prior to the Shares Acquisition Date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder; (ii) the business combination is approved by the affirmative vote of the shareholders holding a majority of the voting power of all shares, excluding shares beneficially owned by the interested shareholder or any affiliate or associate of the interested shareholder; or (iii) the business combination meets certain conditions relating to price and form of consideration.

         For purposes of the Arizona Business Combinations Provision, an interested shareholder is defined to include (i) any person that is the owner of 10% or more of voting power of the outstanding shares of the issuing public corporation or (ii) any affiliate or associate of the issuing public corporation that at any time within the three-year period immediately before the date in question was the beneficial owner of 10% or more of the voting power of the then outstanding shares of the issuing public corporation. An issuing public corporation may amend its articles of incorporation or bylaws, with the approval of shareholders holding a majority of the outstanding voting power of all shares, excluding shares beneficially owned by interested shareholders and their affiliates and associates, to exclude an interested shareholder whose Share Acquisition Date is prior to the effective date of such amendment from the restrictions imposed under the Arizona Business Combinations Provision. The Arizona Business Combination Provision is applicable to the Arizona Company.

         North Carolina law governing business combinations is substantially different from that of Arizona. North Carolina's Shareholder Protection Act requires the affirmative vote of 95% of the voting shares of a corporation to approve certain business combinations with any "other entity" (as defined in the statute) if that other entity is the beneficial owner, directly or indirectly, of more than 20% of the voting shares of the corporation, or if the other entity has ever been a 20% holder and is still an affiliate. The 95% vote requirement to approve such a business combination does not apply if certain "fair price" provisions and certain procedural provisions are satisfied. The fair price provisions require that the price paid for any shares in the second phase of the business combination must be at least equal to the highest of the following: (a) the highest per share price ever paid by anyone who is a part of an acquiring other entity; (b) a price that exceeds the market price when the second phase of the acquisition is announced by the same percentage as the highest price paid by any member of the other entity exceeds the market price immediately before the commencement of acquisition of the corporation's shares by the other entity; or
(c) a price computed by multiplying the corporation's annual earnings per share by the price/earnings multiple, if any, of the acquiring other entity.

         The North Carolina Articles provide that the North Carolina Shareholder Protection Act shall not apply to the North Carolina Company.

DUTIES OF DIRECTORS

         Arizona law provides that, in discharging the duties of the position of director with respect to the provisions described above regarding special meetings of shareholders, the limitation on share repurchases, compensation agreements, the Arizona Business Combinations Provision and the Arizona Control Share Acquisitions Provision, a director of an issuing public corporation in considering the best interest of the corporation, must consider the long-term as well as the short-term interests of the corporation and its shareholders including the possibility that these interests may be best served by the continued independence of the corporation. North Carolina law does not contain such a provision.

LOANS TO DIRECTORS

         North Carolina law prohibits loans to directors unless authorized by majority shareholder vote or the board of directors determines that the loan or guarantee benefits the corporation and approves the loan or guarantee. Arizona law contains no such prohibitions.

SHAREHOLDER DERIVATIVE SUITS

         North Carolina law requires that a plaintiff in a derivative action brought on behalf of a public corporation against one or more directors must:
(1) have been a shareholder or a holder of a beneficial interest in shares of the corporation for at least a year, (2) bring the action within two years of the date of the transaction of which the shareholder complains, and (3) if the court orders, execute and deposit with the clerk of court, a written undertaking with sufficient surety approved by the court to indemnify the company against all expenses in connection with the proceeding. There is no such similar provision in Arizona law.

STAGGERED BOARD OF DIRECTORS

         North Carolina law allows a staggered board of directors if there are nine or more directors. Arizona law allows a staggered board of directors if there are six or more directors. The Company has seven directors, and thus the North Carolina Company will not be able to have a staggered board unless it increases the number of directors, which it may do pursuant to the North Carolina Bylaws.

LIMITATION ON INDEBTEDNESS

         The Arizona Articles provide that the highest amount of indebtedness, either direct or contingent, which the Company may incur is one billion dollars. The North Carolina Articles contain no limitation on indebtedness of the Company.

ANNUAL MEETING OF SHAREHOLDERS

         The Arizona Bylaws provide that the annual meeting of the shareholders will be held on the second Saturday in November. The North Carolina Bylaws provide that the annual meeting shall be held on the last Friday in August or on such other day designated in the notice of the meeting.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

         The reincorporation provided for in the Merger Agreement is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the reincorporation qualifies as a tax-free reorganization, no gain or loss will be recognized to the holders of capital stock of the Company as a result of consummation of the reincorporation, and no gain or loss will be recognized by the Arizona Company or the North Carolina Company. Each former holder of capital stock of the Arizona Company will have the same basis in the capital stock of the North Carolina Company received by such holder pursuant to the reincorporation as such holder has in the capital stock of the Arizona Company held by such holder at the time of consummation of the reincorporation. Each shareholder's holding period with respect to the North Carolina Company's capital stock will include the period during which such holder held the corresponding Arizona Company capital stock, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reincorporation.

         The foregoing is only a summary of certain federal income tax consequences. Shareholders should consult their own tax advisers regarding the specific tax consequences to them of the merger, including the applicability of the laws of any state or other jurisdiction.

THERE ARE NO DISSENTERS' RIGHTS RELATING TO THE REINCORPORATION

         Arizona law provides that, unless the articles of incorporation provide otherwise (which the Arizona Articles do not), shareholders have no dissenters rights if (a) the shares were registered on a national securities exchange, (b) were listed on the national market systems of the national association of securities dealers automated quotation system, or (c) were held of record by at least two thousand shareholders on the date fixed to determine the shareholders entitled to vote on the proposed corporate action. The Company's common stock was held of record by at least two thousand shareholders on the record date, and thus shareholders have no dissenters rights with respect to the proposed reincorporation of the Company from Arizona to North Carolina.

BOARD RECOMMENDATION

         The foregoing discussion is an attempt to summarize the more important differences between Arizona and North Carolina law and among the various governing corporate documents, and does not purport to be an exhaustive discussion of all of the differences. Such differences can be determined in full by reference to the Arizona Business Corporation Act, the North Carolina Business Corporation Act, the Arizona Articles, the North Carolina Articles, the Arizona Bylaws and the North Carolina Bylaws.

         A vote "FOR" the reincorporation will constitute approval of the Merger Agreement, the North Carolina Articles, the North Carolina Bylaws, adoption and assumption by the North Carolina Company of each of the Company's stock option and employee benefit plans and all other aspects of the reincorporation proposal.

         The Board recommends a vote "FOR" Proposal No. 3.


                                 PROPOSAL NO. 4
                     RATIFICATION OF SELECTION OF AUDITORS

         Subject to approval by the shareholders, the Board of Directors has appointed Cherry, Bekaert & Holland, L.L.P. as the independent public accountants to audit the financial statements of the Company for the year ending April 30, 2001.

         During the two most recent fiscal years and through July 31, 2000, the Company has not consulted with Cherry, Bekaert & Holland, L.L.P. concerning the Company's financial statements. It is expected that a representative of Cherry, Bekaert & Holland, L.L.P. will be present at the Meeting, have an opportunity to make a statement if they desire to do so and be available to respond to appropriate questions.

         Cherry, Bekaert & Holland, L.L.P. replaces the firm of Bedinger & Company, whose engagement was terminated upon the expiration of their engagement by the Board of Directors effective as of October 31, 2000. Bedinger & Company had previously been notified of the termination. Bedinger & Company's reports on the Company's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through October 16, 2000, there were no disagreements with Bedinger & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Bedinger & Company would have caused them to make reference thereto in their report on the financial statements for those years. Bedinger & Company has furnished the Company with a copy of its letter addressed to the Securities and Exchange Commission stating that it agrees with the foregoing statements. That letter was filed by the Company as Exhibit 16 to its Current Report on Form 8-K reporting an event during the week of October 2, 2000, which the Company will file within 5 days after its engagement.

                                 OTHER MATTERS

     The Board of the Company knows of no matters that will be presented for consideration at the annual meeting other than those set forth in this Proxy Statement. However, if any other matters shall come before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

     We ask that you promptly execute the enclosed proxy and return it in the enclosed envelope that requires no postage if mailed in the United States.

                           For the Board of Directors




                                          DR. JAMES L. COX
                                          Chairman, President and
                                          Chief Executive Officer
October 16, 2000


A COPY OF THE COMPANY'S LATEST ANNUAL REPORT ON FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, HAVE BEEN INCLUDED IN THIS MAILING. ADDITIONAL COPIES WILL BE PROVIDED WITHOUT CHARGE UPON WRITTEN REQUEST TO ROBERT L. THORNTON, CONTROLLER, COX TECHNOLOGIES, INC., 69 McADENVILLE ROAD, BELMONT, NORTH CAROLINA 28012.

                                   APPENDIX A

                             COX TECHNOLOGIES, INC.
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - NOVEMBER 3, 2000

         The undersigned hereby appoints DR. JAMES L. COX, with full power of substitution, attorneys and proxies to appear and vote, as indicated below, all of the shares of Common Stock of Cox Technologies, Inc. that the undersigned would be entitled to vote at the annual meeting of shareholders to be held on November 3, 2000 and at any and all adjournments thereof. The Board of Directors recommends a vote FOR the following items:

1. Election of Directors.   FOR the nominees    FOR the nominees listed below          WITHHOLD AUTHORITY to vote for the
                            listed below        except as marked to the contrary       nominees listed below

      (Instruction: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, strike a line through the nominee's name in the list below.)
   David K. Caskey             Dr. James L. Cox          Uri M. Dahan              Brian D. Fletcher
   Dr. Michael E. Fonzo        Dr. George M. Pigott      Kurt C. Reid

2. Proposal to approve the Company's 2000 Stock Incentive Plan.
                                                               FOR        AGAINST          ABSTAIN

3. Proposal to authorize the reincorporation of the Company in North Carolina.
                                                               FOR        AGAINST          ABSTAIN

4. Proposal to ratify the selection of Cherry, Bekaert & Holland, L.L.P. as independent
   public accountants.                                         FOR        AGAINST          ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments
   thereof.                                                    FOR        AGAINST          ABSTAIN

                  (continued and to be signed on reverse side)

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all nominees for Director and FOR Proposals 2, 3, 4,and 5.

__________________________________________Signed:__________________________
 Print Name

__________________________________________Signed:__________________________
 Print Name
                                           Please sign exactly as your name
                                           appears hereon. If the holder is a
                                           corporation or partnership, please
                                           sign its name and add your own name
                                           and title. When signing as attorney,
                                           executor, administrator, trustee or
                                           guardian, please also give your full
                                           title. If shares are held jointly
                                           EACH holder must sign.

                        Dated:__________________________

IMPORTANT: Please mark, sign and date this proxy and return it promptly in the enclosed envelope. No postage is required if mailed in the United States.

                                   Appendix B


                             COX TECHNOLOGIES, INC.

                            2000 STOCK INCENTIVE PLAN


     1. Purpose. The purpose of the 2000 Stock Incentive Plan (the "Plan") is to further the long term stability and financial success of Cox Technologies, Inc. and its Subsidiaries (collectively the "Company") by attracting and retaining employees and consultants through the use of stock-based incentives, and to provide non-employee members of the Board of Directors of Cox Technologies, Inc. with an additional incentive to promote the success of the Company. It is believed that ownership of Company Common Stock will stimulate the efforts of those employees, consultants and non-employee directors upon whose judgment and interests the Company are and will be largely dependent for the successful conduct of its business. It is also believed that Incentive Awards granted to employees under this Plan will strengthen their desire to remain employed with the Company and will further the identification of employees' interests with those of the Company. The Plan is intended to operate in compliance with the provisions of Securities and Exchange Commission Rule 16b-3.

     2. Definitions. As used in the Plan, the following terms have the meanings indicated:

     (a)  "Act"  means the Securities Exchange Act of 1934, as amended.

     (b) "Applicable Withholding Taxes" means the aggregate amount of federal, state and local income and payroll taxes that the Company is required by applicable law to withhold in connection with any lapse of restrictions on Restricted Stock or any exercise of a Nonstatutory Stock Option or Stock Appreciation Right.

     (c) "Board" means the Board of Directors of the Cox Technologies, Inc.

     (d) "Change of Control" means the occurrence of any of the following events:

              (i) The acquisition by a Group of Beneficial Ownership of 50% or more of the Common Stock or the Voting Power of the Company, but excluding for this purpose: (A) any acquisition by the Company or an employee benefit plan of the Company; or (B) any acquisition of then outstanding Common Stock by management employees of the Company. For purposes of this Section, "Group" means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Act, "Beneficial Ownership" has the meaning in Rule 13d-3 promulgated under the Act, and "Voting Power" means the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors.

              (ii) Individuals who constitute the Board on the date immediately after the effective date set forth in Section 12 (the "Incumbent Board") cease to constitute at least a majority of the Board, provided that any director whose nomination was approved by a majority of the Incumbent Board shall be considered a member of the Incumbent Board unless such individual's initial assumption of office is in connection with an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act).

              (iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, in which the owners of more than 50% of the Common Stock or Voting Power of the Company do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of the Common Stock or Voting Power of the corporation resulting from such reorganization, merger or consolidation.

              (iv) A complete liquidation or dissolution of the Company or of its sale or other disposition of all or substantially all of the Company's assets.

     (e)  "Code"  means the Internal Revenue Code of 1986, as amended.

     (f) "Committee" means the Compensation Committee of the Board, provided that, if any member of the Compensation Committee does not or would not qualify as both an outside director for purposes of Code section 162(m) and a non-employee director for purposes of Rule 16b-3, the Board shall designate the remaining members of the Compensation Committee (but not less than two members) as a subcommittee of the Compensation Committee to act as the Compensation Committee for purposes of the Plan.

     (g) "Common Stock" means common stock of Cox Technologies, Inc. In the event of a change in the capital structure of Cox Technologies, Inc. (as provided in Section 14), the shares resulting from such a change shall be deemed to be Common Stock within the meaning of the Plan.

     (h) "Company" means Cox Technologies, Inc, and, if the context so requires, any of its Subsidiaries.

     (i) "Date of Grant" means the date on which the Committee grants an Incentive Award.

     (j) "Disability" or "Disabled" means, as to an Incentive Stock Option, a disability within the meaning of Code section 22(e)(3). As to all other Incentive Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.

     (k) "Eligible Director" means a member of the Board who is not an employee of the Company.

     (l) "Fair Market Value" means, as of any date, the value of a share of Common Stock, determined as follows:

         (i) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination, as reported in The Wall Street Journal;

         (ii) if such Common Stock is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading, as reported in The Wall Street Journal;

         (iii) if such Common Stock is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination, as reported in The Wall Street Journal;

         (iv) if none of the foregoing is applicable, by the Committee in good faith.

     (m) "Incentive Award" means, collectively, an award of Restricted Stock, an Option, or a Stock Appreciation Right granted under the Plan.

     (n) "Incentive Stock Option" means an Option intended to meet the requirements of, and qualify for favorable federal income tax treatment under, Code section 422.

     (o) "Mature Shares" means shares of Common Stock for which the holder thereof has good title, free and clear of all liens and encumbrances and which such holder either (i) has held for at least six months, or (ii) has purchased on the open market.

     (p) "Nonstatutory Stock Option" means an Option that does not meet the requirements of Code section 422, or, even if meeting the requirements of Code section 422, is not intended to be an Incentive Stock Option and is so designated.

     (q) "Option" means a right to purchase Common Stock granted under the Plan, at a price determined in accordance with the Plan.

     (r) "Participant" means any employee of the Company who receives an Incentive Award under the Plan, or any Eligible Director or consultant who receives a Nonstatutory Stock Option under the Plan.

     (s) "Restricted Stock" means Common Stock awarded upon the terms and subject to the restrictions set forth in Section 11.

     (t) "Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Act. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) of any amendments to Rule 16b-3 enacted after the effective date of the Plan's adoption.

     (u) "Stock Appreciation Right" means a right to receive amounts from the Employer granted under Section 8.

     (v) "Subsidiary" means any corporation of which the Company owns at least 50 percent of the combined voting power of all classes of stock or which is in a chain of corporations with the Company in which stock possessing at least 50% of the combined voting power of all classes of stock is owned by one or more corporations in the chain.

     (w) "Taxable Year" means the fiscal period used by the Company for reporting taxes on income under the Code.

     3. General. The following types of Incentive Awards may be granted under the Plan: Options, Stock Appreciation Rights or Restricted Stock. Options granted to employees may be Incentive Stock Options or Nonstatutory Stock Options. Options granted to Eligible Directors may only be Nonstatutory Stock Options.

     4. Stock. Subject to Section 14 of the Plan, there shall be reserved for issuance under the Plan an aggregate of 8,000,000 shares of Common Stock, which shall be authorized, but unissued shares. Shares allocable to Incentive Awards or portions thereof granted under the Plan that expire, are forfeited, or otherwise terminate unexercised may again be subjected to an Incentive Award under the Plan. The Committee is expressly authorized to grant an Incentive Award to a Participant conditioned upon the surrender for cancellation of Incentive Awards previously granted to such Participant. No more than 800,000 shares of Common Stock may be allocated to the Options or Stock Appreciation Rights that are granted to any individual Participant who is an employee during any single Taxable Year. For purposes of determining the number of shares that are available for Incentive Awards under the Plan, such number shall include the number of shares under an Incentive Award surrendered by a Participant or retained by the Company in payment of Applicable Withholding Taxes.

     5.  Eligibility.

     (a) All present and future employees and consultants of the Company whom the Committee determines to have contributed or who can be expected to contribute significantly to the Company shall be eligible to receive Incentive Awards under the Plan. The Committee shall have the power and complete discretion, as provided in Section 15, to select eligible employees and consultants to receive Incentive Awards, and to determine for each employee or consultant the terms and conditions, the nature of the award, and the number of shares to be allocated to each employee or consultant as part of each Incentive Award. In addition, Eligible Directors shall be eligible to receive automatic awards of Nonstatutory Stock Options pursuant to Section 7.

     (b) The grant of an Incentive Award shall not obligate the Company to pay an employee or consultant any particular amount of remuneration, to continue the employment of the employee or the contract of a consultant after the grant or to make further grants to the employee or the consultant at any time thereafter.

     6.  Options.

     (a) The Committee may make grants of Options to eligible employees, and may make grants of Nonstatutory Stock Options to consultants. Whenever the Committee deems it appropriate to grant Options, written notice shall be given to the Participant stating the number of shares for which Options are granted, the Option price per share, whether the Options are Incentive Stock Options or Nonstatutory Stock Options, the extent to which Stock Appreciation Rights are granted (as provided in Section 8), and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall become a stock option agreement. The Committee may delegate to the President of the Company the authority to select eligible employees to receive Options, to determine the time or times at which Options will be awarded to eligible employees and to determine the terms and conditions of such Options, except to the extent that such a delegation would prevent compliance with Rule 16b-3, Code section 162(m) or any other section of the Code, or other applicable law or regulation. Actions taken by the President pursuant to such a delegation of authority shall be subject to ratification by the Committee.

     (b) The exercise price of shares of Common Stock covered by an Option shall be not less than 85% of the Fair Market Value of such shares on the Date of Grant, provided, however, that the exercise price of any Incentive Stock Option granted under the Plan shall not be less than 100% of the Fair Market Value of such Common Stock on the Date of Grant (or 110% of Fair Market Value in the case of a grant to a 10% shareholder (as that term is defined in Code section 422)).

     (c) Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant's stock option agreement; provided that, the exercise provisions for Incentive Stock Options shall in all events not be more liberal than the following provisions:

          (i) No Incentive Stock Option may be exercised after the first to occur of (x) ten years from the Date of Grant, (y) three months following the date of the Participant's retirement or termination of employment with all Employers for reasons other than Disability or death, or (z) one year following the date of the Participant's termination of employment on account of Disability or death.

          (ii) An Incentive Stock Option by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time during the calendar year does not exceed $100,000 (the "Limitation Amount"). Incentive Stock Options granted under the Plan and all other plans of the Company shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Committee may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law.

     (d) The Committee may impose such vesting conditions and other requirements as the Committee deems appropriate, and the Committee may include such provisions regarding Change of Control as the Committee deems appropriate.

     7.  Nonstatutory Stock Options for Eligible Directors.

     (a) Nonstatutory Stock Options shall automatically be granted to all Eligible Directors as follows:

          (i) As of November 3, 2000 each Eligible Director as of that date shall receive a Nonstatutory Stock Option to purchase 5,000 shares of Common Stock.

          (ii) As of each annual meeting of the Board thereafter, each Eligible Director as of that date shall receive a Nonstatutory Stock Option to purchase 5,000 shares of Common Stock.

          (iii) Each Eligible Director who first becomes an Eligible Director after November 3, 2000 shall receive a Nonstatutory Stock Option to purchase a number of shares of Common Stock to be determined by the Board in its discretion as of the date on which the Eligible Director first becomes an Eligible Director and shall be eligible thereafter to receive the grants described in subsection
(ii) above.

          (iv) If at any time there are not sufficient shares available under the Plan to permit the automatic Nonstatutory Stock Option grants described above, the Nonstatutory Stock Option grants shall be reduced pro rata (to zero, if necessary) so as not to exceed the number of shares available under the Plan.

     (b) The exercise price of shares of Common Stock covered by a Nonstatutory Stock Option shall be equal to 100% of the Fair Market Value of such shares on the Date of Grant.

     (c) Each Nonstatutory Stock Option shall be exercisable in accordance with the provisions of Section 9 and may not be exercised before the shareholders of the Company approve the Plan.

     (d) A Nonstatutory Stock Option may only be exercised while the Eligible Director is a member of the Board, except that:

          (i) If an Eligible Director ceases to be a member of the Board after he attains age 70 or on account of his Disability or death, the Eligible Director (or his legatees or distributees or the personal representative of his estate) may exercise any outstanding Nonstatutory Stock Options until the first occur of (x) the date that is one year after the Eligible Director ceases to be a member of the Board or (y) the date that is ten years after the Date of Grant.

          (ii) If an Eligible Director ceases to be a member of the Board for any reason other than one described in subsection (i) above, the Eligible Director may exercise his outstanding Nonstatutory Stock Options until the first to occur of (x) the date that is 90 days after the Eligible Director ceases to be a member of the Board or (y) the date that is ten years after the Date of Grant.

          (iii) If an Eligible Director dies after he ceases to be a member of the Board, but within the time period during which his outstanding Nonstatutory Stock Options may be exercised, the Eligible Director's outstanding Nonstatutory Stock Options may be exercised by his legatees or distributees or the personal representative of his estate within the applicable time period described above.

(e) Each Nonstatutory Stock Option shall be evidenced by a written agreement in such form as the Board shall from time to time approve and as shall be consistent with the terms of the Plan.

     8.  Stock Appreciation Rights.

     (a) Whenever the Committee deems it appropriate, Stock Appreciation Rights may be granted to an eligible employee. Stock Appreciation Rights may be granted in connection with all or any part of an Option or in a separate Incentive Award.

     (b) The following provisions apply to all Stock Appreciation Rights that are granted in connection with Options:

          (i) Stock Appreciation Rights shall entitle the Participant, upon exercise of all or any part of the Stock Appreciation Rights, to surrender to the Company unexercised that portion of the underlying Option relating to the same number of shares of Common Stock as is covered by the Stock Appreciation Rights (or the portion of the Stock Appreciation Rights so exercised) and to receive in exchange from the Company an amount equal to the excess of (x) the Fair Market Value on the date of exercise of the Common Stock covered by the surrendered portion of the underlying Option over (y) the exercise price of the Common Stock covered by the surrendered portion of the underlying Option. The Committee may limit the amount that the Participant will be entitled to receive upon exercise of Stock Appreciation Rights.

          (ii) Upon the exercise of a Stock Appreciation Right and surrender of the related portion of the underlying Option, the Option, to the extent surrendered, shall not thereafter be exercisable.

          (iii) Subject to any further conditions upon exercise imposed by the Committee, a Stock Appreciation Right shall be exercisable only to the extent that the related Option is exercisable and a Stock Appreciation Right shall expire no later than the date on which the related Option expires.

          (iv) A Stock Appreciation Right may only be exercised at a time when the Fair Market Value of the Common Stock covered by the Stock Appreciation Right exceeds the exercise price of the Common Stock covered by the underlying Option.

     (c) The following provisions apply to all Stock Appreciation Rights that are not granted in connection with Options:

          (i) Stock Appreciation Rights shall entitle the Participant, upon exercise of all or any part of the Stock Appreciation Rights, to receive in exchange from the Company an amount equal to the excess of (x) the Fair Market Value on the date of exercise of the Common Stock covered by the surrendered Stock Appreciation Right over (y) the price of the Common Stock on the Date of Grant of the Stock Appreciation Right. The Committee may limit the amount that the Participant will be entitled to receive upon exercise of Stock Appreciation Rights.

          (ii) A Stock Appreciation Right may only be exercised at a time when the Fair Market Value of the Common Stock covered by the Stock Appreciation Right exceeds the Fair Market Value of the Common Stock on the Date of Grant of the Stock Appreciation Right.

     (d) The manner in which the Company's obligation arising upon the exercise of a Stock Appreciation Right shall be paid shall be determined by the Committee and shall be set forth in the Incentive Award. The Incentive Award may provide for payment in Common Stock or cash, or a fixed combination of Common Stock or cash, or the Committee may reserve the right to determine the manner of payment at the time the Stock Appreciation Right is exercised. Shares of Common Stock issued upon the exercise of a Stock Appreciation Right shall be valued at their Fair Market Value on the date of exercise.

     (e) Stock Appreciation Rights shall be evidenced by a written agreement in such form as the Committee shall from time to time approve and as shall be consistent with the terms of the Plan.

     9.  Method of Exercise of Options and Stock Appreciation Rights.

     (a) Options and Stock Appreciation Rights may be exercised by the Participant giving written notice of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option or the number of Stock Appreciation Rights the Participant has elected to exercise. In the case of the purchase of shares under an Option, such notice shall be effective only if accompanied by the exercise price in full in cash; provided, however, that if the terms of an Option so permit, the Participant may (i) deliver Mature Shares (valued at their Fair Market Value) in satisfaction of all or any part of the exercise price, or (ii) deliver a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of Common Stock or a loan secured by Common Stock, the amount necessary to pay the exercise price and, if required by the terms of the Option, Applicable Withholding Taxes.

     (b) The Company may place on any certificate representing Common Stock issued upon the exercise of an Option or a Stock Appreciation Right any legend deemed desirable by the Company's counsel to comply with federal or state securities laws, and the Company may require a customary written indication of the Participant's investment intent. Until the Participant has made any required payment, including any Applicable Withholding Taxes, and has had issued a certificate for the shares of Common Stock acquired, he or she shall possess no shareholder rights with respect to the shares.

     (c) Each Participant shall agree as a condition of the exercise of an Option or a Stock Appreciation Right to pay to the Company, or make arrangements satisfactory to the Company regarding the payment to the Company of, Applicable Withholding Taxes. Until such amount has been paid or arrangements satisfactory to the Company have been made, no stock certificate shall be issued upon the exercise of an Option or cash paid upon the exercise of a Stock Appreciation Right.

     (d) As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Taxes, if the Participant's Option agreement so provides, the Participant may elect to (i) deliver Mature Shares (valued at their Fair Market Value) or (ii) to have the Company retain that number of shares of Common Stock (valued at their Fair Market Value) that would satisfy all or a specified portion of the Applicable Withholding Taxes.

     10. Transferability of Options and Stock Appreciation Rights. Nonstatutory Stock Options and Stock Appreciation Rights may be transferable by a Participant and exercisable by a person other than the Participant, but only to the extent specifically provided in the

Incentive Award agreement. Incentive Stock Options, by their terms, shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant.

     11.  Restricted Stock Awards.

     (a) The Committee may make grants of Restricted Stock to eligible employees. Whenever the Committee deems it appropriate to grant Restricted Stock, written notice shall be given to the Participant stating the number of shares of Restricted Stock granted and the terms and conditions to which the Restricted Stock is subject. This notice, when accepted in writing by the Participant shall become a grant agreement between the Company and the Participant. Restricted Stock may be awarded by the Committee in its discretion without cash consideration.

      (b) No shares of Restricted Stock may be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions on such shares as set forth in the Participant's grant agreement have lapsed or been removed pursuant to paragraph (d) or (e) below.

     (c) Upon the acceptance by a Participant of an award of Restricted Stock, such Participant shall, subject to the restrictions set forth in paragraph (b) above, have all the rights of a shareholder with respect to such shares of Restricted Stock, including, but not limited to, the right to vote such shares of Restricted Stock and the right to receive all dividends and other distributions paid thereon. Certificates representing Restricted Stock shall be issued to the Participant but shall bear a legend referring to the restrictions set forth in the Plan and the Participant's award agreement.

     (d) The Committee shall establish as to each award of Restricted Stock the terms and conditions upon which the restrictions set forth in paragraph (b) above shall lapse. The terms and conditions may include, without limitation, the lapsing of such restrictions as a result of the Disability, death or retirement of the Participant or the occurrence of a Change of Control.

     (e) Notwithstanding the provisions of paragraph (b) above, the Committee may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any and all such restrictions.

     (f) Each Participant shall agree at the time the Restricted Stock is granted, and as a condition thereof, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment to the Company of, Applicable Withholding Taxes. Until such amount has been paid or arrangements satisfactory to the Employer have been made, no stock certificate free of a legend reflecting the restrictions set forth in paragraph (b) above shall be issued to such Participant. As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Taxes, if the grant so provides, the Participant may elect to (i) to deliver Mature Shares (valued at their Fair Market Value) or
(ii) to have the Company retain that number of shares of Common Stock (valued at their Fair Market Value) that would satisfy all or a specified portion of the Applicable Withholding Taxes.

     12. Effective Date of the Plan. The effective date of the Plan is November 1, 2000. The Plan shall be submitted to the shareholders of the Company for approval. Until (i) the Plan has been approved by Company's shareholders, and
(ii) the requirements of any applicable Federal or State securities laws have been met, no Option or Stock Appreciation Right granted under the Plan shall be exercisable.

     13. Termination, Modification, Change

      (a) If not sooner terminated by the Board, this Plan shall terminate at the close of business on November 1, 2010. No Options shall be granted under the Plan after its termination. The Board may amend or terminate the Plan in such respects as it shall deem advisable; provided that, if and to the extent required by the Code, no change shall be made that increases the total number of shares of Common Stock reserved for issuance pursuant to Incentive Awards granted under the Plan (except pursuant to Section 14), materially modifies the requirements as to eligibility for participation in the Plan, or materially increases the benefits accruing to Participants under the Plan, unless such change is authorized by the shareholders of the Company. Notwithstanding the foregoing, the Board may amend the Plan and unilaterally amend Incentive Awards as it deems appropriate to ensure compliance with applicable federal or state securities laws or regulations thereunder, or any applicable Nasdaq or securities exchange listing requirement, and to cause Incentive Stock Options to meet the requirements of the Code and regulations thereunder. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, detrimentally affect a Participant's rights under an Incentive Award previously granted to the Participant.

     (b) Notwithstanding the provisions of subsection (a) above, this subsection
(b) will apply if the Company is involved in any merger or similar transaction that the Company intends to treat as a "pooling of interest" for financial reporting purposes. In such a case, the Committee may amend the terms of any Incentive Award or of the Plan to the extent that the Company's independent accountants determine that such terms would preclude the use of "pooling of interest" accounting. The authority of the Committee to amend the terms of any Incentive Award or of the Plan includes, without limitation, the right (i) to rescind or suspend any terms that are contingent on a Change in Control, such as the acceleration of vesting or provisions for special payments to an optionee or participant; (ii) to modify Incentive Awards to comply with prior practices of the Company as to terms of Incentive Awards; (iii) to provide for payment to the Participant of Common Stock or stock of the other party to the transaction equal to the fair value of the Incentive Award; and (iv) to suspend any provisions for payment of an Incentive Award in cash. The authority of the Committee under this section may be exercised in the Committee's sole and complete discretion.

     14.  Change in Capital Structure.

     (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or merger in which the Company is the surviving corporation or other change in the Company's capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be subject to the Plan and to Incentive Awards then outstanding or to be granted thereunder, the maximum number of shares or securities which may be delivered under the Plan, the maximum number of shares or securities that can be granted to an individual Participant under Section 4, the exercise price, the terms of Incentive Awards and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option, the Committee may adjust appropriately the number of shares covered by the Option so as to eliminate the fractional shares.

     (b) If the Company is a party to a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company's outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company's assets, the Committee may take such actions with respect to outstanding Incentive Awards as the Committee deems appropriate.

     (c) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee's determination shall be conclusive and binding on all persons for all purposes.

     15.  Administration of the Plan.

      (a) Subject to the provisions of Section 16(b) of the Act and Rule 16b-3, the Plan shall be administered by the Committee. The Committee shall have general authority to impose any limitation or condition upon an Incentive Award that the Committee deems appropriate to achieve the objectives of the Incentive Award and the Plan and, without limitation and in addition to powers set forth elsewhere in the Plan, shall have the power and complete discretion to determine: (i) which eligible employees and consultants shall receive Incentive Awards and the nature of each Incentive Award, (ii) whether all or any part of an Incentive Award shall be accelerated upon a Change of Control, (iii) the number of shares of Common Stock to be covered by each Incentive Award, (iv) whether Options shall be Incentive Stock Options or Nonstatutory Stock Options,
(v) when, whether and to what extent Stock Appreciation Rights shall be granted,
(vi) the time or times when an Incentive Award shall be granted, (vii) whether an Incentive Award shall become vested over a period of time and when it shall be fully vested, (viii) when Options and Stock Appreciation Rights may be exercised, (ix) whether a Disability exists and whether a Participant that cannot be located shall be treated as having died, (x) the manner in which payment will be made upon the exercise of Options or Stock Appreciation Rights,
(xi) conditions relating to the length of time before disposition of Common Stock received upon the exercise of Options or Stock Appreciation Rights is permitted, (xii) whether to authorize a Participant (A) to deliver Mature Shares to satisfy Applicable Withholding Taxes or (B) to have the Company withhold from the shares to be issued upon the exercise of a Nonstatutory Stock Option or Stock Appreciation Right the number of shares necessary to satisfy Applicable Withholding Taxes, (xiii) the terms and conditions applicable to Restricted Stock awards, (xiv) the terms and conditions on which restrictions upon Restricted Stock shall lapse, (xv) whether to accelerate the time at which any or all restrictions with respect to Restricted Stock will lapse or be removed,
(xvi) notice provisions relating to the sale of Common Stock acquired under the Plan, (xvii) the extent to which information shall be provided to Participants about available tax elections, (xviii) when Incentive Awards may be forfeited or expire, and (xix) any additional requirements relating to Incentive Awards that the Committee deems appropriate. Notwithstanding the foregoing, no "tandem stock options" (where two stock options are issued together and the exercise of one option affects the right to exercise the other option) may be issued in connection with Incentive Stock Options. The Committee shall have the power to amend the terms of previously granted Incentive Awards that were granted by that Committee so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to him or her, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Incentive Award.

     (b) The Committee may adopt rules and regulations for carrying out the Plan with respect to Participants. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive as to any Participant. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

     (c) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.

     (d) The Board from time to time may appoint members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall have, in connection with the administration of the Plan, the powers possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.

     16. Notice. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows (a) if to the Company - at the principal business address of the Company to the attention of the Chief Financial Officer of the Company; and (b) if to any Participant - at the last address of the Participant known to the sender at the time the notice or other communication is sent.

      17. Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Incentive Award unless and until such Participation has satisfied all requirements under the terms of the Incentive Award.

      18. No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Incentive Award granted under the Plan shall confer upon any Participant any right to continue to serve the Company in the capacity in effect at the time the Incentive Award was granted or shall affect the right of the Company to terminate (i) the employment of an employee with or without notice and with or without cause, (ii) the service of a consultant pursuant to the terms of an agreement with the Company, or (iii) the service of an Eligible Director pursuant to the bylaws of the Company and any applicable provisions of the corporate law of the state in which the Company is incorporated, as the case may be.

      19. Interpretation. The terms of this Plan shall be governed by the laws of the State of North Carolina, without regard to the conflict of law provisions of any jurisdiction. The terms of this Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury or his delegate relating to the qualification of Incentive Stock Options under the Code. If any provision of the Plan conflicts with any such regulation or ruling, then that provision of the Plan shall be void and of no effect.

                                   Appendix C

                          AGREEMENT AND PLAN OF MERGER

                                     between
                             Cox Technologies, Inc.
                            (an Arizona corporation)
                                       and
                              Cox Merger Sub, Inc.
                         (a North Carolina corporation)


         This Agreement and Plan of Merger ("Agreement") is made and entered into as of September 29, 2000 by and between Cox Technologies, Inc., an Arizona corporation (the "Arizona Company"), and Cox Merger Sub, Inc., a North Carolina corporation (the "North Carolina Company").


                                    RECITALS

         A. The Board of Directors of the Arizona Company has determined that it is in the best interests of the Arizona Company and its stockholders for the Arizona Company to change its state of incorporation from the State of Arizona to the State of North Carolina;

         B. The Arizona Company has caused the North Carolina Company to be organized under North Carolina law to facilitate the reincorporation of the Arizona Company in North Carolina; and

         C. The reincorporation will be effected by a merger under Arizona and North Carolina law of the Arizona Company with and into the North Carolina Company in which each share of common stock of the Arizona Company is converted into one share of common stock of the North Carolina Company; and

         D. The respective Boards of Directors of the Arizona Company and the North Carolina Company have approved this Agreement, and the Board of Directors of the Arizona Company has directed that this Agreement be submitted to a vote of its shareholders and executed by the undersigned officers.

         NOW, THEREFORE, the Arizona Company and the North Carolina Company do hereby agree as follows:

         1. The Merger. Subject to the terms and conditions hereof, the Arizona Company shall be merged with and into the North Carolina Company (the "Merger") in accordance with the Arizona Business Corporation Act and the North Carolina Business Corporation Act. The North Carolina Company shall be the surviving corporation. The North Carolina Company shall succeed to and acquire all of the assets and assume all of the liabilities (each, without limitation or modification, whatsoever) of the Arizona Company. The Merger shall become effective when certificates of merger issued by the Secretary of the State of Arizona and by the Secretary of the State of North Carolina shall have become effective (the "Effective Time"). At the Effective Time the separate corporate existence of the Arizona Company shall cease, and the Merger shall have the effects stated in Section 55-11-06 of the North Carolina Business Corporation Act and Section 10-1106 of the Arizona Business Corporation Act. At the Effective Time or as soon thereafter as possible, the North Carolina Company's corporate name shall become "Cox Technologies, Inc."

         2. Articles of Incorporation; Bylaws; Directors and Officers. The Articles of Incorporation of the North Carolina Company in effect immediately prior to the consummation of the Merger shall be the Articles of Incorporation of the surviving corporation, except that such Articles of Incorporation shall be thereby amended to provide that the name of the surviving corporation shall be changed from "Cox Merger Sub, Inc." to "Cox Technologies, Inc." Such Articles of Incorporation, as so amended, shall remain in effect following the Effective Time until amended or repealed. The Bylaws of the North Carolina Company in effect immediately prior to the consummation of the Merger shall be the Bylaws of the surviving corporation and shall remain in effect following the Effective Time until amended or repealed. The directors and officers of the Arizona Company immediately prior to the Effective Time shall be the directors and officers of the surviving corporation until their successors shall have been duly elected and qualified or as otherwise provided by law, or by the articles of incorporation or bylaws of the surviving corporation.

         3. Conversion of Shares; Cancellation of Certain Rights and Shares. At the Effective Time, each share of common stock, no par value per share, of the Arizona Company ("Arizona Company Common Stock") issued and outstanding immediately prior to the Effective Time, by operation of law, shall be automatically converted into one share of common stock, no par value per share, of the North Carolina Company ("North Carolina Company Common Stock"). No other property, shares, other securities or considerations of any type will be distributed or issued in connection with or as a result of the Merger. At the Effective Time, each share of North Carolina Company Common Stock outstanding immediately prior to the Effective Time shall be cancelled, without payment of any consideration therefor. Each stock certificate that represents shares of Arizona Company Common Stock, after the Effective Time, shall represent the same number of shares of North Carolina Company Common Stock. Stockholders will not be required to surrender stock certificates.

         4. Employee and Director Stock Plans. At the Effective Time, all stock option and stock-based compensation plans of the Arizona Company (the "Arizona Company Plans") shall automatically be continued as and become plans of the North Carolina Company ( the "North Carolina Company Plans"). At the Effective Time, new options ("New Options") under the North Carolina Company Plans shall be substituted for the options granted under the Arizona Company Plans ("Old Options"), without any action on the part of optionees, and each New Option shall be for the same number of shares of North Carolina Company Common Stock, exercisable at the same price and subject to the same terms and conditions as each Old Option was with respect to Arizona Company Common Stock. The substitution of New Options for Old Options shall be done in accordance with the provisions of Section 424(a) of the Internal Revenue Code of 1986. Under the North Carolina Company Plans, the North Carolina Company shall assume all of the rights and obligations of the Arizona Company under the Arizona Company Plans.

         At the Effective Time, the North Carolina Company shall be deemed to have reserved and authorized the issuance of the number of shares of North Carolina Company Common Stock under the North Carolina Company Plans that is equal to the number of shares of Arizona Company Common Stock approved for issuance under the Arizona Company Plans that the Arizona Company has not issued under the Arizona Company Plans prior to the Effective Time.

         At the Effective Time, all rights to purchase, sell or receive Arizona Company Common Stock and all rights to elect to make payment in Arizona Company Common Stock under any agreement between the Arizona Company and any director, officer or employee thereof or under any plan or program of the Arizona Company shall automatically, by operation of law, be converted into and shall become an identical right to purchase, sell or receive North Carolina Company Common Stock and an identical right to make payment in North Carolina Company Common Stock under any such agreement between the Arizona Company and any director, officer or employee thereof or under such plan or program of the Arizona Company.

         5. Conditions to the Merger. The Merger shall not be consummated unless the following conditions have been satisfied:

            (a) Holders of the issued and outstanding shares of Arizona Company Common Stock shall have approved this Agreement in accordance with Arizona law and the Articles of Incorporation of the Arizona Company, and such approval shall not have been revoked at or prior to the Effective Time.

            (b) If, in the opinion of counsel to the North Carolina Company, such registration is required, North Carolina Company Common Stock to be issued to the holders of Arizona Company Common Stock pursuant to the Merger shall have been duly registered pursuant to Section 5 of the Securities Act of 1933 and such registration shall not be suspended at the Effective Time. Further, to the extent required in the opinion of legal counsel for the North Carolina Company, the North Carolina Company shall have complied with all applicable securities law of states and other jurisdictions relating to such issuance of North Carolina Company Common Stock.

            (c) Any and all approvals or consents shall have been obtained from any governmental agency having jurisdiction, and from other third parties that are, in the opinion of legal counsel for the Arizona Company or the North Carolina Company, required for the lawful consummation of the Merger and the issuance and delivery of North Carolina Company Common Stock as contemplated by this Agreement, and such approvals or consents shall not have been revoked.

            (d) The Arizona Company and the North Carolina Company shall have received, with respect to federal income taxes, either (i) a ruling from the Internal Revenue Service, or (ii) an opinion from McGuireWoods LLP, in either case acceptable in form, qualification and substance to the Arizona Company and the North Carolina Company and their legal counsel, to the effect that:

                           (1) The Merger should qualify as a reorganization
                  under Section 368(a) of the Internal Revenue Code of 1986, as amended;

                           (2) No gain or loss should be recognized by the
                  stockholders of the Arizona Company upon the conversion of their Arizona Company Common Stock solely into North Carolina Company Common Stock pursuant to the Merger;

                           (3) No gain or loss should be recognized for federal
                  income tax purposes by the Arizona Company as a result of the Merger;

                           (4) The aggregate tax basis of North Carolina Company
                  Common Stock received by each stockholder of the Arizona Company in the Merger should be equal to the aggregate tax basis of Arizona Company Common Stock converted in exchange therefor; and

                           (5) The holding period of North Carolina Company
                  Common Stock received by each stockholder of the Arizona Company in the Merger should include the period during which the stockholder held his Arizona Company Common Stock, converted therefor, provided that such Arizona Company Common Stock is held by the stockholder as a capital asset on the date of the Merger.

         6. Abandonment of Agreement. This agreement may be abandoned unilaterally by the Arizona Company or by the North Carolina Company at any time before the Effective Time if (a) any action, suit, proceeding or claim has been instituted, made or threatened relating to the Agreement which shall make consummation of the transactions contemplated hereby inadvisable in the opinion of the Arizona Company or the North Carolina Company, respectively, or (b) for any other reason consummation of the transactions contemplated hereby is inadvisable in the opinion of the Arizona Company or the North Carolina Company, in its respective sole judgment. Such abandonment shall be effected by written notice by the Arizona Company or the North Carolina Company to the other party hereto, authorized or approved by the Board of Directors of the party giving such notice. Upon the giving of such notice, this Agreement shall be terminated and there shall be no liability hereunder or on account of such termination on the part of the Arizona Company or the North Carolina Company or the directors, officers, employees, agents or stockholders of any of them. If this Agreement is so abandoned, the Arizona Company shall pay the fees and expenses incurred by itself and the North Carolina Company in connection with this Agreement and the Merger.

         7. Amendments. To the extent permitted by law, this Agreement may be amended by a subsequent writing signed by the parties hereto with the authorization or approval of the Board of Directors of each of the parties hereto; provided, that after the stockholders of the Arizona Company have considered and approved this Agreement, the provisions of Section 3 hereof relating to the consideration to be exchanged for shares of Arizona Company Common Stock shall not be amended so as to decrease the amount or change the form of such consideration without the further approval of the Arizona Company stockholders.

         8. Further Assurances. From time to time, as and when required by the North Carolina Company or by its successors or assigns, and to the extent permitted by law, there shall be executed and delivered on behalf of the Arizona Company such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by the North Carolina Company the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Arizona Company and otherwise carry out the purposes of this Agreement, and each of the directors and officers of the North Carolina Company is fully authorized in the name and on behalf of the Arizona Company or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         9. Counterparts. This Agreement may be executed in one or more counterparts.

         10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of North Carolina, without regard to the conflicts of law principles thereof.

                     [Remainder of Page Intentionally Blank]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf by its officers thereunto duly authorized, all as of the date first above written.


                                       COX TECHNOLOGIES, INC.
                                       (an Arizona corporation)


                                       By:______________________________________
                                            Name:     James L. Cox
                                            Title:Chairman, President and Chief
                                                     Executive Officer

Attest:______________________________
Name:    David K. Caskey
Title:   Secretary


                                       COX MERGER SUB, INC.
                                       (a North Carolina corporation)


                                       By:______________________________________
                                           Name:     James L. Cox
                                           Title:Chairman, President and Chief
                                                    Executive Officer

Attest:______________________________
Name:    David K. Caskey
Title:   Secretary

                                   Appendix D

                            ARTICLES of INCORPORATION
                                       OF

                              COX MERGER SUB, INC.
                              --------------------


         The undersigned hereby submits these Articles of Incorporation for the purpose of forming a business corporation under the laws of the State of North
Carolina:

         1.       The name of the corporation is Cox Merger Sub, Inc.

         2. The corporation shall have authority to issue One Hundred Million (100,000,000) shares of Common Stock and Twenty Million (20,000,000) shares of Preferred Stock.

         3. The street address and county of the initial registered office of the corporation in North Carolina is 69 McAdenville Road, Belmont, Gaston County, North Carolina 28012; and the name of its initial registered agent at such address is James L. Cox.

         4.       The name and address of the incorporator are:

                         Name                             Address
                         ----                             -------
                     James L. Cox                   69 McAdenville Road
                                               Belmont, North Carolina 28012

         5. The number of directors shall be fixed by and in the manner provided in the bylaws of the corporation.

         6. A director of the corporation shall not be personally liable for monetary damages for breach of any duty as director except and only to the extent applicable law restricts the effectiveness of this provision. Any repeal or modification of this article shall be prospective only and shall not diminish the rights or expand the personal liability of a director of the corporation with respect to any act or omission occurring prior to the time of such repeal or modification.

         7. The Board of Directors may determine, in whole or in part, the preferences, limitations and relative rights (within the limits set forth in N.C. Gen. Stat. 55-6-01) of (a) any class of shares before the issuance of any shares of that class or
                  (b) one or more series within a class before the issuance of any shares of that series.

         8. The provisions of the North Carolina Business Corporation Act entitled "The North Carolina Shareholder Protection Act" and "The North Carolina Control Share Acquisition Act" shall not be applicable to the corporation.

         IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation this ____ day of _____________, 2000.


                                            ____________________________________
                                            James L. Cox
                                            Incorporator

                                   Appendix E






------------------------------------------------------------------------------


                                     BYLAWS

                                       OF

                              COX MERGER SUB, INC.

------------------------------------------------------------------------------











                                             Effective as of _____________, 2000

                                 INDEX OF BYLAWS
                                       OF
                              COX MERGER SUB, INC.

ARTICLE I - OFFICES

   SECTION 1.     PRINCIPAL OFFICE............................................1
   SECTION 2.     REGISTERED OFFICE...........................................1
   SECTION 3.     OTHER OFFICES...............................................1

ARTICLE II - MEETINGS OF SHAREHOLDERS

   SECTION 1.     ANNUAL MEETING..............................................1
   SECTION 2.     SUBSTITUTE ANNUAL MEETING...................................1
   SECTION 3.     SPECIAL MEETINGS............................................2
   SECTION 4.     PLACE OF MEETING............................................2
   SECTION 5.     NOTICE OF MEETING...........................................2
   SECTION 6.     WAIVER OF NOTICE............................................2
   SECTION 7.     CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE..........3
   SECTION 8.     VOTING LISTS................................................3
   SECTION 9.     VOTING GROUPS...............................................3
   SECTION 10.    QUORUM......................................................4
   SECTION 11.    PROXIES.....................................................4
   SECTION 12.    VOTING OF SHARES............................................4
   SECTION 13.    VOTES REQUIRED..............................................4
   SECTION 14.    VOTING INSPECTORS...........................................4
   SECTION 15.    ACTION OF SHAREHOLDERS WITHOUT MEETING......................5

ARTICLE III - BOARD OF DIRECTORS

   SECTION 1.     GENERAL POWERS..............................................5
   SECTION 2.     NUMBER, TENURE AND QUALIFICATIONS...........................5
   SECTION 3.     VACANCIES...................................................5
   SECTION 4.     REMOVAL; RESIGNATION........................................5
   SECTION 5.     COMPENSATION................................................6
   SECTION 6.     CHAIRMAN OF THE BOARD.......................................6

ARTICLE IV - MEETINGS OF DIRECTORS

   SECTION 1.     REGULAR MEETINGS............................................6
   SECTION 2.     SPECIAL MEETINGS............................................6
   SECTION 3.     NOTICE......................................................6
   SECTION 4.     WAIVER OF NOTICE............................................6
   SECTION 5.     QUORUM......................................................7
   SECTION 6.     MANNER OF ACTING............................................7
   SECTION 7.     PRESUMPTION OF ASSENT.......................................7
   SECTION 8.     ACTION BY DIRECTORS WITHOUT MEETING.........................7
   SECTION 9.     MEETINGS BY CONFERENCE TELEPHONE............................7

ARTICLE V - COMMITTEES OF THE BOARD

   SECTION 1.     EXECUTIVE COMMITTEE.........................................7
   SECTION 2.     OTHER COMMITTEES............................................8
   SECTION 3.     VACANCY.....................................................8
   SECTION 4.     REMOVAL; RESIGNATION........................................8
   SECTION 5.     MINUTES.....................................................8
   SECTION 6.     RESPONSIBILITY OF DIRECTORS.................................8

ARTICLE VI - OFFICERS

   SECTION 1.     OFFICERS OF THE CORPORATION.................................8

   SECTION 2.     APPOINTMENT AND TERM........................................9
   SECTION 3.     COMPENSATION OF OFFICERS....................................9
   SECTION 4.     REMOVAL OF OFFICERS.........................................9
   SECTION 5.     BONDS.......................................................9
   SECTION 6.     PRESIDENT...................................................9
   SECTION 7.     VICE PRESIDENTS.............................................9
   SECTION 8.     SECRETARY...................................................9
   SECTION 9.     TREASURER..................................................10

ARTICLE VII - CONTRACTS, LOANS, CHECKS AND DEPOSITS

   SECTION 1.     CONTRACTS..................................................10
   SECTION 2.     LOANS......................................................10
   SECTION 3.     CHECKS AND DRAFTS..........................................10
   SECTION 4.     DEPOSITS...................................................10

ARTICLE VIII - CERTIFICATES FOR SHARES AND THEIR TRANSFER

   SECTION 1.     CERTIFICATES FOR SHARES....................................10
   SECTION 2.     TRANSFER OF SHARES.........................................11
   SECTION 3.     LOST CERTIFICATES..........................................11
   SECTION 4.     HOLDER OF RECORD...........................................11

ARTICLE IX - GENERAL PROVISIONS

   SECTION 1.     DISTRIBUTIONS..............................................11
   SECTION 2.     SEAL.......................................................11
   SECTION 3.     FISCAL YEAR................................................11
   SECTION 4.     PRONOUNS...................................................11
   SECTION 5.     AMENDMENTS.................................................12

ARTICLE X - INDEMNIFICATION

   SECTION 1.     COVERAGE...................................................12
   SECTION 2.     EXPENSES PAYABLE IN ADVANCE................................12
   SECTION 3.     EVALUATION.................................................12
   SECTION 4.     CONSIDERATION..............................................12
   SECTION 5.     DEFINITIONS................................................12

                                     BYLAWS

                                       OF

                              COX MERGER SUB, INC.

                                    ARTICLE I
                                     OFFICES

         Section 1. Principal Office. The principal office of the corporation shall be located in Belmont, North Carolina, or at such other place as the Board of Directors shall determine.

         Section 2. Registered Office. The registered office of the corporation required by law to be maintained in the State of North Carolina may be, but need not be, identical to the principal office. The address of the registered office may be changed from time to time by the Board of Directors.

         Section 3. Other Offices. The corporation may, from time to time, have offices at such places, either inside or outside the State of North Carolina, as the Board of Directors may designate or as the business of the corporation may require.

                                   ARTICLE II
                            MEETINGS OF SHAREHOLDERS

         Section 1. Annual Meeting. The annual meeting of the shareholders shall be held on the last Friday in August, or at such time on such day designated in the notice of meeting, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the State of North Carolina, such meeting shall be held on the next succeeding business day.

         For nominations or other proper business to be brought before an annual meeting by a shareholder, the shareholder must give written notice thereof to the Secretary, with such notice to be received at the principal office of the corporation no less than 90 days prior to the first anniversary of the preceding year's annual meeting. Such shareholder notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business the shareholder proposes to bring before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder; and (c) the name and address, as they appear on the corporation's books, of each shareholder proposing such business, and the classes and number of shares of the corporation that are owned of record and beneficially by such shareholder.

         Section 2. Substitute Annual Meeting. If the annual meeting shall not be held on the day designated by these Bylaws for the annual meeting of shareholders, or at any adjournment thereof, then a substitute annual meeting may be called in accordance with Section 3 of this Article and the meeting so called may be designated and treated for all purposes as the annual meeting.

         Section 3. Special Meetings. Special meetings of the shareholders may be called by the Chairman of the Board of Directors, the President or the Board of Directors.

         Section 4. Place of Meeting. The Board of Directors may designate any place, either inside or outside the State of North Carolina, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either inside or outside the State of North Carolina, as the place for the holding of such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the corporation.

         Section 5. Notice of Meeting. Written or printed notice stating the time and place of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten
(10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the record of shareholders of the corporation, with postage thereon prepaid. In addition to the foregoing, such notice of a substitute annual meeting shall state that the annual meeting was not held on the day designated by these Bylaws and that such substitute annual meeting is being held in lieu of and is designated as such annual meeting.

         If a meeting of shareholders is adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before adjournment and if a new record date is not fixed for the adjourned meeting. If a new record date for the adjourned meeting is fixed (which must be done if the new date is more than 120 days after the date of the original meeting), notice of the adjourned meeting must be given to persons who are shareholders as of the new record date.

         Section 6. Waiver of Notice.

                  (a) A shareholder may waive any notice required by law, the Articles of Incorporation, or these Bylaws before or after the date and time stated in the notice. The waiver must be in writing, be signed by the shareholder entitled to the notice, and be delivered to the corporation for inclusion in the minutes or filing with the corporate records.

                  (b) A shareholder's attendance at a meeting in person or by proxy:

                           (1) waives objection to lack of notice or defective
                  notice of the meeting, unless the shareholder or his proxy at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; and

                           (2) waives objection to consideration of a particular
                  matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder or his proxy objects to considering the matter before it is voted upon.

         Section 7. Closing of Transfer Books or Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of

Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, seventy (70) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting.

         In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than seventy (70) days and, in the case of a meeting of shareholders, not less then ten (10) full days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken.

         If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.

         When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired, and except where the Board of Directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

         Section 8. Voting Lists. After fixing a record date for a meeting, the Secretary of the corporation shall prepare, or shall cause the transfer agent to prepare, an alphabetical list of the names of all its shareholders who are entitled to notice of a shareholders' meeting. The list shall be arranged by voting group (and within each voting group by class or series of shares) and show the address of and number of shares held by each shareholder. The shareholders' list shall be available for inspection by any shareholder, beginning two (2) business days after notice of the meeting is given for which the list was prepared and continuing through the meeting, at the corporation's principal office or at a place identified in the meeting notice in the city where the meeting will be held. A shareholder, or his agent or attorney, is entitled on written demand to inspect and, subject to the requirements of ss.55-16-02(c) of the North Carolina Business Corporation Act, as may be hereafter amended, to copy the list, during regular business hours and at his expense, during the period it is available for inspection. The Secretary of the corporation shall make the shareholders' list available at the meeting, and any shareholder or his agent or attorney is entitled to inspect the list at any time during the meeting or any adjournment.

         Section 9. Voting Groups. All shares of one or more classes or series that under the Articles of Incorporation or the North Carolina Business Corporation Act are entitled to vote and be counted together collectively on a matter at a meeting of shareholders constitute a voting group. All shares entitled by the Articles of Incorporation or the North Carolina Business Corporation Act to vote generally on a matter are for that purpose a single voting group. Classes or series of shares shall not be entitled to vote separately by voting group unless expressly authorized by the Articles of Incorporation or specifically required by law.

         Section 10. Quorum. Shares entitled to vote as a separate voting group may take action on a matter at the meeting only if a quorum of those shares exists. A majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.

         The shareholders at a meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

         In the absence of a quorum at the opening of any meeting of shareholders, such meeting may be adjourned from time to time by a vote of the majority of the shares voting on the motion to adjourn; and at any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the original meeting.

         Section 11. Proxies. Shares may be voted either in person or by one or more agents authorized by a written proxy executed by the shareholder or by his duly authorized attorney in fact.

         An appointment of a proxy is effective when received by the Secretary or other officer or agent authorized to tabulate votes. An appointment is valid for eleven (11) months unless a different period is expressly provided in the appointment form.

         Section 12. Voting of Shares. Each outstanding share entitled to vote shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders.

         Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, if a quorum exists, action on a matter by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action.

         Shares of its own stock owned by the corporation directly, or indirectly through a corporation in which it owns, directly or indirectly, a majority of the shares entitled to vote for directors, shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares at a given time entitled to vote; provided that this provision does not limit the power of the corporation to vote its own shares held by it in a fiduciary capacity.

         Section 13. Votes Required. The vote of a majority of the shares voted at a meeting of shareholders, duly held at which a quorum is present, shall be sufficient to take or authorize action upon any matter which may properly come before the meeting except as otherwise provided by law, by the Articles of Incorporation or by these Bylaws. Any provision in these Bylaws prescribing the vote required for any purpose as permitted by law may not itself be amended by a vote less than the vote prescribed therein.

         Section 14. Voting Inspectors. Either the Board of Directors or the Chairman of the meeting may appoint one or more voting inspectors, each of whom shall take an oath to execute his duties impartially and to the best of his ability. The voting inspectors shall, by majority vote, resolve all questions regarding voting of shares, including the number of shares outstanding, the voting power of each, the shares represented at the meeting, the qualification of voters, the validity of proxies, the existence of a quorum as to any voting group, and the acceptance, rejection and tabulation of votes.

         Section 15. Action of Shareholders Without Meeting. Any action which may be taken at a meeting of the shareholders may be taken without a meeting if the action is taken by all the shareholders entitled to vote on the action. The action must be evidenced by one or more written consents signed by all the shareholders before or after such action, describing the action taken and delivered to the corporation for inclusion in the minutes or filing with the corporate records. A consent signed under this Section has the effect of a meeting vote and may be described as such in any document.

                                  ARTICLE III
                               BOARD OF DIRECTORS

         Section 1. General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation managed under the direction of, the Board of Directors.

         Section 2. Number, Tenure and Qualifications. The number of directors of the corporation shall be not less than three (3) nor more than nine (9) as shall be determined from time to time by the directors.

         The directors shall be elected at the annual meeting of the shareholders (except as herein otherwise provided for the filling of vacancies) and each director shall hold office until his death, resignation, retirement, removal, disqualification, or his successor is elected and qualified. Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election of directors at a meeting at which a quorum is present.

         Directors need not be residents of the State of North Carolina. Each director must be a shareholder of record of the corporation.

         Section 3. Vacancies. Except as otherwise provided by law or the Articles of Incorporation, any vacancy occurring in the Board of Directors, including a vacancy created by an increase in the number of directors within the minimum and maximum specified in Section 2 of this Article, may be filled by the affirmative vote of a majority of the remaining directors even though less than a quorum or by the sole remaining director.

         The term of a director elected to fill a vacancy expires at the next shareholders' meeting at which directors are elected.

         At a special meeting of shareholders the shareholders may elect a director to fill any vacancy not filled by the directors.

         Section 4. Removal; Resignation. Any director may be removed at any time with or without cause by a vote of the shareholders holding a majority of the outstanding shares entitled to vote at an election of directors. If cumulative voting is authorized, a director may not be removed if the number of votes sufficient to elect him under cumulative voting is voted against his removal.

         A director may not be removed by the shareholders at a meeting unless the notice of the meeting states that the purpose, or one of the purposes, of the meeting is removal of the director.

         Any director may at any time resign by giving written notice to the Board of Directors, the Chairman or the corporation. Any such resignation shall take effect at the time specified therein or, if no time shall be specified therein, at the time of the receipt thereof, and unless specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Section 5. Compensation. The Board of Directors may compensate directors for their services as such and may provide for the payment of all expenses incurred by directors in attending meetings of the Board.

         Section 6. Chairman of the Board. There may be a Chairman of the Board of Directors appointed by the directors. The Chairman shall preside at all meetings of the Board of Directors and perform such other duties as may be directed by the Board.

                                   ARTICLE IV
                              MEETINGS OF DIRECTORS

         Section 1. Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this Bylaw immediately after the annual meeting of shareholders. The Board of Directors may provide, by resolution, the time and place, either within or without the State of North Carolina for the holding of additional regular meetings without other notice than such resolution.

         Section 2. Special Meetings. Special meetings of the Board of Directors may be called by the President or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either inside or outside the State of North Carolina, as the place for holding any special meeting of the Board of Directors called by them.

         Section 3. Notice. The person calling the meeting shall give or cause to be given oral or written notice of special meetings of the Board of Directors to each director not less than three (3) days before the date of the meeting.

         Neither the business transacted at, nor the purposes of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         Section 4. Waiver of Notice.

                  (a) A director may waive any notice required by law, the Articles of Incorporation, or these Bylaws before or after the date and time stated in the notice. Except as provided by subsection (b), the waiver must be in writing, signed by the director entitled to the notice, and delivered to the corporation for filing with the minutes or corporate records.

                  (b) A director's attendance at or participation in a meeting waives any required notice to him of the meeting unless the director at the beginning of the meeting (or promptly upon his arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

         Section 5. Quorum. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, a quorum of the Board of Directors consists of
(a) a majority of the fixed number of directors if the corporation has a fixed board size, or (b) a majority of the number of directors prescribed, or if no number is prescribed, the number in office immediately before the meeting begins, if the corporation has a variable-range size board.

         Section 6. Manner of Acting. If a quorum is present when a vote is taken, the affirmative act of the majority of the directors present is the act of the Board of Directors, except as otherwise provided by these Bylaws.

         Section 7. Presumption of Assent. A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless:

                  (a) He objects at the beginning of the meeting (or promptly upon his arrival) to holding it or transacting business at the meeting;

                  (b) His dissent or abstention from the action taken is entered in the minutes of the meeting; or

                  (c) He files written notice of his dissent or abstention with the presiding officer of the meeting before its adjournment or with the corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

         Section 8. Action by Directors Without Meeting. Action required or permitted by law to be taken at a Board of Directors' meeting may be taken without a meeting if the action is taken by all members of the Board. The action must be evidenced by one or more written consents signed by each director before or after such action, describing the action taken, and included in the minutes or filed with the corporate records. Action taken under this Section is effective when the last director signs the consent unless the consent specifies a different effective date. A consent signed under this Section has the effect of a meeting vote and may be described as such in any document.

         Section 9. Meetings by Conference Telephone. Any one or more directors may participate in a meeting of the Board or a committee by means of a conference telephone or similar communications device by which all directors participating may simultaneously hear each other during the meeting, and such participation in a meeting shall be deemed presence in person at such meeting.

                                   ARTICLE V
                             COMMITTEES OF THE BOARD

         Section 1. Executive Committee. The Board of Directors, by resolution adopted by a majority of the number of directors fixed by these Bylaws, may designate two or more directors to constitute an Executive Committee, which committee, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors to the extent permitted by applicable law.

         Section 2. Other Committees. The Board of Directors may create an Audit Committee, a Compensation Committee and one or more other committees and appoint members of the Board of Directors to serve on them. Each committee must have two or more members, who serve at the pleasure of the Board of Directors. The creation of a committee and appointment of members to it must be approved by the greater of:

                  (a) A majority of all the directors in office when the action is taken; or

                  (b) The number of directors constituting a quorum under the Articles of Incorporation or these Bylaws.

         Section 3. Vacancy. Any vacancy occurring in any committee shall be filled by a majority of the number of directors fixed by these Bylaws at a regular or special meeting of the Board of Directors.

         Section 4. Removal; Resignation. Any member of a committee may be removed at any time with or without cause by a majority of the number of directors fixed by these Bylaws. Any member of a committee may at any time resign from such committee by giving written notice to the Board of Directors, the Chairman or the corporation. Any such resignation shall take effect at the time specified therein or, if no time shall be specified therein, at the time of the receipt thereof, and unless specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Section 5. Minutes. Each committee shall keep regular minutes of its proceedings, report the same to the Board when required and deliver the same to the Secretary of the corporation for inclusion in the corporate records.

         Section 6. Responsibility of Directors. The designation of a committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility or liability imposed upon it or him by law.

         Any resolutions adopted or other action taken by a committee within the scope of the authority delegated to it by the Board of Directors shall be deemed for all purposes to be adopted or taken by the Board of Directors.

         If action taken by a committee is not thereafter formally considered by the Board, a director may dissent from such action by filing his written objection with the Secretary with reasonable promptness after learning of such action.

                                   ARTICLE VI
                                    OFFICERS

         Section 1. Officers of the Corporation. The officers of the corporation shall consist of a President, a Secretary, a Treasurer and such Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers as the Board of Directors may from time to time appoint. The same individual may simultaneously hold more than one office in the corporation, but no individual may act in more than one capacity where action of two or more officers is required.

         Section 2. Appointment and Term. The officers of the corporation shall be appointed annually by the Board of Directors and each officer shall hold office until his death, resignation, retirement, removal, disqualification or his successor shall have been appointed.

         Section 3. Compensation of Officers. The compensation of all officers of the corporation shall be fixed by the Compensation Committee and ratified by the Board of Directors (or, if there is no Compensation Committee, by the Board of Directors) and no officer shall serve the corporation in any other capacity and receive compensation therefor unless such additional compensation shall be so authorized. The appointment of an officer does not itself create contract rights.

         Section 4. Removal of Officers. The Board of Directors may remove any officer at any time with or without cause, but such removal shall not itself affect the officer's contract rights, if any, with the corporation.

         Section 5. Bonds. The Board of Directors may by resolution require any officer, agent, or employee of the corporation to give bond to the corporation, with sufficient sureties, conditioned upon the faithful performance of the duties of his respective office or position, and to comply with such other conditions as may from time to time be required by the Board of Directors.

         Section 6. President. The President shall, subject to the control of the Board of Directors, supervise and control the day-to-day operation of the corporation in accordance with these Bylaws. He shall, when present, preside at all meetings of the shareholders.

         He shall sign any deeds, mortgages, bonds, contracts, or other instruments which may be lawfully executed on behalf of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be delegated by the Board of Directors to some other officer or agent; and, in general, he shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

         Section 7. Vice Presidents. In the absence of the President or in the event of his death, inability or refusal to act, the Vice Presidents, in the order of the seniority of their titles, or if they shall all be the same level of Vice President, in the order of their length of uninterrupted service at such level of Vice President, unless otherwise determined by the Board of Directors, shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall perform such other duties as from time to time be assigned to him by the President or Board of Directors.

         Section 8. Secretary. The Secretary shall: (a) attend all meetings of the shareholders and of the Board of Directors, keep the minutes of such meetings in one or more books provided for that purposes, and perform like duties for the standing committees when required; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents, the execution of which on behalf of the corporation under its seal is duly authorized; (d) keep a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) have general charge of the stock transfer books of the corporation, which shall be maintained by a corporation qualified to act as transfer agent; and (f) in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the Board of Directors or by the President, under whose supervision he shall be.

         The Secretary shall keep or cause to be kept at the corporation's principal office a record of the corporation's shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each, and such other records as are required to be kept at the corporation's principal office by ss.55-16-01 of the North Carolina Business Corporation Act and any successor to such statute.

         Section 9. Treasurer. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for money due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such depositories as shall be selected in accordance with the provisions of Article VII, Section 4 of these Bylaws; and (b) in general perform all of the duties incident to the office of Treasurer, including preparing, or causing to be prepared, all financial statements required by law, and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

                                  ARTICLE VII
                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

         Section 1. Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

         Section 2. Loans. No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

         Section 3. Checks and Drafts. All checks, drafts or other orders for the payment of money, issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

         Section 4. Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such depositories as the Board of Directors may select.

                                  ARTICLE VIII
                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

         Section 1. Certificates for Shares. Every shareholder of the corporation shall be entitled to a certificate or certificates for the fully paid shares owned by such shareholder, which certificates shall be consecutively numbered or otherwise identified, and shall be in such form as shall be determined by the Board of Directors. Certificates shall bear the signatures of the President or a Vice President and of the Secretary or an Assistant Secretary, and the impression of the corporation's corporate seal. The signatures of such officers of the corporation, and the impression of its corporate seal, may be in facsimile form on any certificates which are manually countersigned by or on behalf of an independent transfer agent and/or registrar duly appointed by the corporation for the shares of stock evidenced thereby. In case any officer who has signed or whose facsimile or other signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of its issue. The name and address of the person to whom the shares represented thereby are issued, with the number and class of shares and the date of issue, shall be entered on the stock transfer books of the corporation.

         Section 2. Transfer of Shares. Transfer of shares of the corporation shall be made only on the stock transfer books of the corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, and upon surrender for cancellation of the certificate for such shares.

         Section 3. Lost Certificates. The Secretary may direct a new certificate to be issued in place of any certificate theretofore issued by the corporation claimed to have been lost or destroyed, upon receipt of an affidavit of such fact from the shareholder. When authorizing such issuance of a new certificate, the Secretary may require that the shareholder give the corporation a bond in such sum as the Secretary may direct as indemnity against any claim that may be made against the corporation with respect to the certificate claimed to have been lost or destroyed or may require the shareholder to agree to indemnify the corporation against any claims that may be made against the corporation with respect to the certificate claimed to have been lost or destroyed.

         Section 4. Holder of Record. The corporation may treat as an absolute owner of shares the person in whose name the shares stand of record on its books just as if that person had full competency, capacity and authority to exercise all rights of ownership irrespective of any knowledge or notice to the contrary or any description indicating a representative, pledge or other fiduciary relation or any reference to any other instrument or to the rights of any other person appearing upon its records or upon the share certificate except that any person furnishing to the corporation proof of his appointment as a fiduciary shall be treated as if he were a holder of record of its shares.

                                   ARTICLE IX
                               GENERAL PROVISIONS

         Section 1. Distributions. The Board of Directors may from time to time authorize, and the corporation may grant, distributions and share dividends pursuant to law and subject to the provisions of its Articles of Incorporation.

         Section 2. Seal. The corporate seal of the corporation shall consist of two concentric circles between which is the name of the corporation and in the center of which is inscribed SEAL; and such seal, as impressed on the margin hereof, is hereby adopted as the corporate seal of the corporation.

         Section 3. Fiscal Year. The fiscal year of the corporation shall begin on the first day of May and end on the last day of April.

         Section 4. Pronouns. Each reference to pronouns herein shall be construed in the masculine, feminine, neuter, singular or plural, as the context may require.

         Section 5. Amendments. The Board of Directors may amend or repeal the Bylaws, except to the extent otherwise provided by law, the Articles of Incorporation or a Bylaw adopted by the shareholders, and except that a Bylaw adopted, amended or repealed by the shareholders may not be readopted, amended or repealed by the Board of Directors unless the Articles of Incorporation or a Bylaw adopted by the shareholders authorizes the Board of Directors to adopt, amend or repeal that particular Bylaw or the Bylaws generally.

                                   ARTICLE X
                                 INDEMNIFICATION

         Section 1. Coverage. Any person who at any time serves or has served as a director or officer of the corporation, or in such capacity at the request of the corporation for any other corporation, partnership, joint venture, trust or other enterprise, or as a trustee or administrator under an employee benefit plan, shall have a right to be indemnified by the corporation to the fullest extent permitted by law against (a) reasonable expenses, including reasonable attorneys' fees, actually incurred by him in connection with any threatened, pending or completed action, suit or proceeding (and any appeal thereof), whether civil, criminal, administrative, investigative or arbitrative, and whether or not brought by or on behalf of the corporation, seeking to hold him liable by reason of the fact that he is or was acting in such capacity, and (b) reasonable payments made by him in satisfaction of any judgment, money decree, fine (including, without limitation, an excise tax assessed with respect to an employee benefit plan), penalty or settlement for which he may have become liable in any such action, suit or proceeding.

         Section 2. Expenses Payable in Advance. Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding by the Corporation upon receipt of an acknowledgement and agreement by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Section.

         Section 3. Evaluation. The Board of Directors of the corporation shall take all such action as may be necessary and appropriate to authorize the corporation to pay the indemnification required by this Article X, including without limitation, to the extent needed, making a determination that indemnification is permissible under the circumstances and a good faith evaluation of the manner in which the claimant for indemnity acted and of the amount of indemnity due him, and giving notice to and obtaining approval by the shareholders of the corporation.

         Section 4. Consideration. Any person who at any time after the adoption of this Article X serves or has served in any of the aforesaid capacities for or on behalf of the corporation shall be deemed to be doing or to have done so in reliance upon, and as consideration for, the right of indemnification provided herein. Such right shall inure to the benefit of the legal representatives of any such person and shall not be exclusive of any other rights to which such person may be entitled apart from the provisions of this Article X. Any repeal or modification of these indemnification provisions shall not affect any rights or obligations existing at the time of such repeal or modification.

         Section 5. Definitions. For purposes of this Article X, terms defined by the North Carolina Business Corporation Act and used but not defined herein shall have the meanings assigned to them by the Act.

                                                              September 29, 2000
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

     Re: Preliminary Proxy Materials for
         Cox Technologies, Inc.

Ladies and Gentlemen:

     Pursuant to Rule 14a under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), transmitted herewith for filing on behalf of Cox Technologies, Inc.( the "Company") is the preliminary copy of the Company's proxy statement and form of proxy which will be first mailed on or about October 16, 2000 to security holders in connection with the Company's Annual Meeting of Shareholders to be held on November 3, 2000.



                                          Sincerely,



                                          Jack G. Mason
                                          Chief Financial Officer